As filed with the Securities and Exchange Commission on February 28, 2007.

                                                    Registration Nos.: 333-20891
                                                                       811-8039

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20546

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 21
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                                Amendment No. 22

                              --------------------

                               THIRD AVENUE TRUST
               (Exact name of Registrant as Specified in Charter)

                   622 Third Avenue, New York, New York 10017
           (Address of Principal Executive Offices including Zip Code)

                    (800)443-1021 (toll-free), (212)888-5222
              (Registrant's Telephone Number, including Area Code)

                              --------------------

                    Please send copies of communications to:

        David M. Barse                           Richard T. Prins, Esq.
  Third Avenue Management LLC           Skadden, Arps, Slate, Meagher & Flom LLP
       622 Third Avenue                             Four Times Square
   New York, New York 10017                     New York, New York 10036

                              --------------------

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

|X|   On March 1, 2007 pursuant to paragraph (b) of Rule 485.

                          [LOGO OF THIRD AVENUE FUNDS]

                             THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      THIRD AVENUE INTERNATIONAL VALUE FUND

                                   PROSPECTUS
                                   ==========


                                  MARCH 1, 2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


ABOUT THE FUNDS                                                                1
     Investment Philosophy of Third Avenue Funds                               1
     Who May Want to Invest                                                    1
THIRD AVENUE VALUE FUND                                                        2
     Investment Objective and Principal Investment Strategies                  2
     Principal Investment Risks                                                2
     Performance                                                               3
     Fund Codes                                                                3
     Fees and Expenses                                                         4
     Example                                                                   4
THIRD AVENUE SMALL-CAP VALUE FUND                                              5
     Investment Objective and Principal Investment Strategies                  5
     Principal Investment Risks                                                5
     Performance                                                               6
     Fund Codes                                                                6
     Fees and Expenses                                                         7
     Example                                                                   7
THIRD AVENUE REAL ESTATE VALUE FUND                                            8
     Investment Objective and Principal Investment Strategies                  8
     Principal Investment Risks                                                9
     Performance                                                              10
     Fund Codes                                                               10
     Fees and Expenses                                                        11
     Example                                                                  11
THIRD AVENUE INTERNATIONAL VALUE FUND                                         12
     Investment Objective and Principal Investment Strategies                 12
     Principal Investment Risks                                               12
     Performance                                                              13
     Fund Codes                                                               13
     Fees and Expenses                                                        14
     Example                                                                  14
MANAGEMENT OF THE FUNDS                                                       15
HOW TO PURCHASE SHARES                                                        17
HOW TO REDEEM SHARES                                                          20
HOW TO EXCHANGE SHARES                                                        23
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES                               24
SHAREHOLDER SERVICES                                                          25
FINANCIAL HIGHLIGHTS                                                          26

ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY OF THIRD AVENUE FUNDS


Third Avenue Funds (each a "Fund", and collectively, the "Funds") adhere to a strict value discipline in selecting securities. This means seeking securities whose prices are low in relation to what the Funds' Adviser, Third Avenue Management LLC (the "Adviser"), believes is the intrinsic value of the securities. The Funds' Adviser believes this both lowers investment risk and increases capital appreciation potential. The Funds identify investment opportunities through intensive research of individual companies and generally do not focus on stock market conditions and other macro factors. For these reasons, the Funds may seek investments in the securities of companies in industries that are believed to be temporarily depressed. In selecting individual issuers, the Funds' Adviser generally seeks companies that have:


      o     strong financial positions,

      o     responsible managements and control groups,

      o comprehensive and meaningful financial information about them available, and

      o     equity securities priced below intrinsic value.

The Funds follow a strategy of long-term investing. The Funds will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

When the Funds' Adviser believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet a Fund's investment criteria, a Fund may hold all or a portion of its assets in short-term or other sovereign instruments, cash or cash equivalents. This does not constitute a change in a Fund's investment objective, but could prevent or delay a Fund from achieving its objective.

WHO MAY WANT TO INVEST

Third Avenue Funds may be appropriate for investors seeking long-term capital appreciation. The Funds are not appropriate for short-term investors or those seeking income.

THIRD AVENUE VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE Third Avenue Value Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant liabilities in comparison to their liquid resources) at a discount to what the Adviser believes is their intrinsic value. The Fund also seeks to acquire senior securities, such as preferred stocks and debt instruments (including high-yield securities) that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity.

The Fund invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities. The mix of the Fund's investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Fund's investment strategy.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

MARKET RISK. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

STYLE RISK. The Fund frequently finds value in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a Fund invested solely in stocks. Because of the Fund's disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

SMALL-CAP RISK. The Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

HIGH-YIELD RISK. The Fund's investments in high-yield securities (commonly known as "junk bonds") may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

CREDIT AND INTEREST RATE RISK. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt secur- ities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.


FOREIGN SECURITIES RISK. In addition to general market risks, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S.

CURRENCY RISK. The Fund's investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund's investments may be harmed by declines in the value

--------------------------------------------------------------------------------


of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency's home country has not declined.


NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund.

PERFORMANCE


The following bar chart and table provide an indication of the risks of investing in Third Avenue Value Fund by showing how performance has changed from year to year and by comparing the Fund's average annual returns to relevant broad measures of market performance. All figures assume reinvestment of dividends and distributions.


                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed materials.]

                            "1997"            23.87%
                            "1998"             3.92%
                            "1999"            12.82%
                            "2000"            20.76%
                            "2001"             2.82%
                            "2002"           -15.19%
                            "2003"            37.08%
                            "2004"            26.60%
                            "2005"            16.50%
                            "2006"            14.70%

----------
FUND CODES

TICKER:
-------
TAVFX

CUSIP:
------
884116104
----------

During the period shown in the above bar chart, the highest return for a quarter was 18.55% (quarter ending 6/30/03) and the lowest return for a quarter was (19.40)% (quarter ending 9/30/02).


-------------------------------------------------------------------------------------
Average Annual Total Returns              Past        Past        Past        Since
for the periods ending 12/31/06         One Year    5 Years     10 Years   Inception*
-------------------------------------------------------------------------------------
Return Before Taxes                      14.70%      14.49%      13.50%      16.79%
Return After Taxes on Distributions      12.58%      13.32%      10.24%      15.30%
Return After Taxes on Distributions
  and Sale of Fund Shares                 9.58%      12.11%      11.40%      14.55%
Standard & Poor's 500 Index
  (S&P 500)**                            15.79%       6.19%       8.42%      12.28%
Russell 2500 Index**                     16.16%      12.19%      11.26%      15.41%
-------------------------------------------------------------------------------------


* November 1, 1990.
** An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. It does not factor in fees, expenses or taxes -- costs that are reflected in the Fund's results.


o The S&P 500 is an unmanaged index (with no defined investment objective) of common stocks.

o The Russell 2500 Index measures the performance of small to mid-sized companies.


o After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

o Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

o As with all mutual funds, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Value Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

  Redemption Fee (as a percentage of amount redeemed)                     1.00%*
  Exchange Fee                                                            1.00%*

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


  Management Fees                                                         0.90%
  Other Expenses                                                          0.18%
  ------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                                    1.08%


* These fees are charged only on redemptions or exchanges of shares within sixty
(60) days after issuance. (See "How to Redeem Shares -- Early Redemption Fee" for more information.)

EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   Year 1                Year 3               Year 5              Year 10
   ------                ------               ------              -------
  $   110               $   343              $   595             $  1,317

THIRD AVENUE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE Third Avenue Small-Cap Value Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield securities) that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. Under normal circumstances, the Fund expects to invest at least 80% of its assets in securities of companies that are considered small. The Fund considers a "small company" to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index or the S&P Small Cap 600 Index at the time of investment. Subject to the 80% limitation described above, the Fund may continue to hold or buy additional stock in a company subsequently valued outside this range if the stock remains attractive, although any additional purchases will not be included in the 80% measurement. The Fund also invests in both domestic and foreign securities.


The investment policy of the Third Avenue Small-Cap Value Fund relating to the type of securities in which 80% of the Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days' notice.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

MARKET RISK. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

SMALL-CAP RISK. The Fund invests in smaller companies, whose securities tend to be more volatile than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund's shares.

STYLE RISK. The Fund frequently finds value in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund's disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

HIGH-YIELD RISK. The Fund's investments in high-yield securities (commonly known as "junk bonds") may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

CREDIT AND INTEREST RATE RISK. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

FOREIGN SECURITIES AND CURRENCY RISK. In addition to general market risks, foreign securities are subject to risks such as currency fluctuations and controls, adverse political, social, economic or other developments and potentially greater illiquidity and volatility. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund's investments in foreign securities may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund.

--------------------------------------------------------------------------------

PERFORMANCE


The following bar chart and table provide an indication of the risks of investing in Third Avenue Small-Cap Value Fund by showing how performance has changed from year to year and by comparing the Fund's average annual returns to relevant broad measures of market performance. All figures assume reinvestment of dividends and distributions.


                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed materials.]

                           "1998"               -2.77%
                           "1999"               11.29%
                           "2000"               17.18%
                           "2001"               15.27%
                           "2002"              -10.89%
                           "2003"               39.08%
                           "2004"               21.27%
                           "2005"               11.09%
                           "2006"               11.44%

----------
FUND CODES

TICKER:
-------
TASCX

CUSIP:
------
884116203
----------

During the period shown in the above bar chart, the highest return for a quarter was 18.60% (quarter ending 6/30/03) and the lowest return for a quarter was (20.46)% (quarter ending 9/30/02).


--------------------------------------------------------------------------------
Average Annual Total Returns                   Past         Past        Since
For the periods ending 12/31/06              One Year*   Five Years   Inception+
--------------------------------------------------------------------------------
Return Before Taxes                           11.44%       13.22%       12.61%
Return After Taxes on Distributions           10.12%       12.63%       11.93%
Return After Taxes on Distributions
  and Sale of Fund Shares                      8.14%       11.31%       10.92%
Russell 2000 Index**                          18.37%       11.39%       10.29%
Russell 2000 Value Index**                    23.48%       15.37%       13.66%
S&P Small Cap 600 Index**                     15.12%       12.49%       12.54%
--------------------------------------------------------------------------------


* Returns do not reflect the 1% redemption fee charged to a shareholder for redemption or exchange of shares within one year after issuance.
** An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. It does not factor in fees, expenses or taxes -- costs that are reflected in the Fund's results.
+ April 1, 1997.


o     The Russell 2000 Index measures the performance of small companies.

o The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

o The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and consists of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.


o After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

o Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

o As with all mutual funds, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Small-Cap Value Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

  Redemption Fee (as a percentage of amount redeemed)                     1.00%*
  Exchange Fee                                                            1.00%*

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


  Management Fees                                                         0.90%
  Other Expenses                                                          0.19%
  Acquired Fund Fees and Expenses                                         0.02%
  ------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                                    1.11%


* These fees are charged only on redemptions or exchanges of shares within one year after issuance. (See "How to Redeem Shares -- Early Redemption Fee" for more information.)


** This figure does not correlate to the Fund's ratio of expenses to average net assets as it appears in the "Financial Highlights" section on Page 27 due to the inclusion of the Acquired Fund fees and expenses information.


EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Small-Cap Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      Year 1               Year 3              Year 5             Year 10
      ------               ------              ------             -------
      $  113               $  353              $  612             $ 1,352

THIRD AVENUE REAL ESTATE VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE Third Avenue Real Estate Value Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in securities of real estate and real estate-related companies, or in companies which own significant real estate assets at the time of investment ("real estate companies"). These securities will primarily be equity securities (which may include both common and preferred stocks, and convertible securities) of well-financed real estate companies. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also invest a portion of its assets in debt securities (which may include high-yield and mortgage-backed securities) of real estate companies or loans secured by real estate that the Adviser believes have above-average yield potential. The Fund also invests in both domestic and foreign securities.

      o A company is considered to be in the real estate industry if at least 50% of its gross revenues or net profits at the time of investment come from (a) construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate; or (b) extraction of timber or minerals from real estate.

      o A company is considered to be in a related industry if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, legal or insurance) to real estate companies.

      o A company is considered to own significant real estate assets if at least 50% of the fair market value of its assets at the time of investment is attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; (b) timber or minerals from such real estate; or (c) the discounted value of the stream of fees or revenues to be derived from the management or operation of real estate or the rights to extract timber or minerals from real estate.

Examples of companies that might qualify under one of these categories include, but are not limited to:


      o real estate operating companies;

      o real estate investment trusts (REITs);

      o homebuilders;

      o companies engaged in the construction, distribution, sale and financing of manufactured housing;

      o hotel and hotel management companies;

      o real estate brokerage companies and/or management companies;

      o financial institutions that make or service mortgage loans;

      o manufacturers or distributors of construction materials and/or building supplies;

      o mortgage or title insurance companies;

      o lumber, paper, forest product, timber, mining and oil companies;

      o companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains; and

      o special purpose vehicles used to structure or restructure real estate financings, securitizations or mortgages.


The investment policy of the Third Avenue Real Estate Value Fund relating to the type of securities in which 80% of the Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days' notice.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

MARKET RISK. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

REAL ESTATE RISK. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund's holdings include the following:

      o overbuilding and increased competition;

      o increases in property taxes and operating expenses;

      o declines in the value of real estate;

      o lack of availability of equity and debt financing to refinance maturing debt;

      o vacancies due to economic conditions and tenant bankruptcies;

      o losses due to costs resulting from environmental contamination and its related clean-up;

      o changes in interest rates;

      o changes in zoning laws;

      o casualty or condemnation losses;

      o variations in rental income;

      o changes in neighborhood values; and

      o functional obsolescence and appeal of properties to tenants.

STYLE RISK. The Fund frequently finds value in areas of the real estate sector that appear to be temporarily depressed. The prices of securities in these sectors may tend to go down more than those of companies in other sectors. Because of the Fund's disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

HIGH-YIELD RISK. The Fund's investments in high-yield securities (commonly known as "junk bonds") may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issues of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments.

SMALL-CAP RISK. The Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

CREDIT AND INTEREST RATE RISK. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.


FOREIGN SECURITIES RISK. In addition to general market risks, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S.

CURRENCY RISK. The Fund's investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency's home country has not declined.


NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund. A decrease in the performance of real estate securities may cause a drop in the per share value of the Fund, as there is no industry diversification to offset such a decrease.


COMMODITIES RISK. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of the companies in those industries to decline.

--------------------------------------------------------------------------------

PERFORMANCE


The following bar chart and table provide an indication of the risks of investing in Third Avenue Real Estate Value Fund by showing how performance has changed from year to year and by comparing the Fund's average annual returns to relevant broad measures of market performance. All figures assume reinvestment of dividends and distributions.


                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed materials.]

                            "1999"                5.17%
                            "2000"               30.91%
                            "2001"               18.20%
                            "2002"                4.24%
                            "2003"               37.34%
                            "2004"               28.16%
                            "2005"               14.38%
                            "2006"               30.17%

During the period shown in the above bar chart, the highest return for a quarter was 15.24% (quarter ending 6/30/03) and the lowest return for a quarter was (6.73)% (quarter ending 9/30/99).

----------
FUND CODES

TICKER:
-------
TAREX

CUSIP:
------
884116401
----------


--------------------------------------------------------------------------------
Average Annual Total Returns                   Past         Past        Since
For the periods ending 12/31/06              One Year*   Five Years   Inception+
--------------------------------------------------------------------------------
Return Before Taxes                           30.17%       22.26%       20.77%
Return After Taxes on Distributions           27.68%       20.98%       19.45%
Return After Taxes on Distributions
  and Sale of Fund Shares                     21.34%       19.16%       18.04%
Bloomberg Real Estate
  Operating Co. Index**                        8.94%       22.56%       17.99%
DJ Wilshire Real Estate Securities Index**    35.88%       24.08%       19.43%
Morgan Stanley US REIT Index**                35.91%       23.23%       18.50%
Bloomberg World Real Estate Index**           37.22%       N/A***       N/A***
--------------------------------------------------------------------------------

* Returns do not reflect the 1% redemption fee charged to a shareholder for redemption or exchange of shares within one year after issuance.
** An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. It does not factor in fees, expenses or taxes -- costs that are reflected in the Fund's results.
*** The Bloomberg World Real Estate Index was not constituted and calculated for these periods.
+ September 17, 1998.

o The Bloomberg Real Estate Operating Companies Index is a capitalization-weighted index of Real Estate Operating Companies having a market capitalization of $15 million or greater.

o The DJ Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) and is capitalization weighted.

o The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

o The Bloomberg World Real Estate Index is a capitalization-weighted index of the leading real estate stocks in the world.

o The Bloomberg World Real Estate Index has been added due to an increase in the foreign investments made by the Fund over the last several years. The Morgan Stanley US REIT Index will be removed next year because the Index no longer provides a similar geographical profile as compared to the investment strategy of the Fund, and because the Fund is not focused on REIT investments.

o After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. As with all mutual funds, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Real Estate Value Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

  Redemption Fee (as a percentage of amount redeemed)                     1.00%*
  Exchange Fee                                                            1.00%*

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


  Management Fees                                                         0.90%
  Other Expenses                                                          0.21%
  ------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                                    1.11%


* These fees are charged only on redemptions or exchanges of shares within one year after issuance. (See "How to Redeem Shares -- Early Redemption Fee" for more information.)

EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Real Estate Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       Year 1               Year 3               Year 5             Year 10
       ------               ------               ------             -------
       $  113               $  353               $  612             $ 1,352

THIRD AVENUE INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE Third Avenue International Value Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its objective by primarily acquiring equity securities, including common stocks and convertible securities, of well-financed companies located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries, and under normal circumstances, at least 80% of its assets will be invested in securities of issuers located outside of the United States at the time of investment. Foreign securities may include securities that meet any of the following criteria: organized under the laws of a foreign country; maintain its principal place of business in a foreign country; the principal trading market for its securities is located in a foreign country; it derives at least 50% of its revenues or profits from operations in foreign countries; and it has at least 50% of its assets located in foreign countries. The Fund's Adviser will select individual equity securities using its strict, disciplined value approach. Using this approach, the Adviser will attempt to find securities that trade at a discount to the Adviser's estimate of the company's intrinsic value. The Fund may invest in securities of companies of any capitalization, including, from time to time, smaller-capitalization companies. The Fund may also invest a portion of its assets in debt securities of companies or governments located outside the United States. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk.


The investment policy of the Third Avenue International Value Fund relating to the type of securities in which 80% of the Fund's assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days' notice.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

MARKET RISK. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.


FOREIGN SECURITIES RISK. In addition to general market risks, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S.

CURRENCY RISK. The Fund's investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency's home country has not declined.

STYLE RISK. The Fund may attempt to find value in industries that it believes to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund's disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.


SMALL-CAP RISK. The Fund may invest from time to time in smaller companies, whose securities tend to be more volatile and less liquid than securities of larger companies.

CREDIT AND INTEREST RATE RISK. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

--------------------------------------------------------------------------------


HEDGING RISK. The Adviser may seek to hedge all or a portion of the Fund's currency risk. However, the Adviser can not guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.


NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund.

--------------------------------------------------------------------------------

PERFORMANCE


The following bar chart and table provide an indication of the risks of investing in Third Avenue International Value Fund by showing how performance has changed from year to year and by comparing the Fund's average annual returns to a relevant broad measure of market performance. All figures assume reinvestment of dividends and distributions.


                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed materials.]

                            "2002"               -2.87%
                            "2003"               54.68%
                            "2004"               27.71%
                            "2005"               18.00%
                            "2006"               17.13%

----------
FUND CODES

TICKER:
-------
TAVIX

CUSIP:
------
884116500
----------

During the period shown in the above bar chart, the highest return for a quarter was 17.75% (quarter ending 12/31/03) and the lowest return for a quarter was (10.09)% (quarter ending 9/30/02).


--------------------------------------------------------------------------------
Average Annual Total Returns                  Past          Past         Since
For the period ending 12/31/06              One Year*    Five Years   Inception+
--------------------------------------------------------------------------------
Return Before Taxes                           17.13%       21.54%       21.54%
Return After Taxes on Distributions           13.93%       20.98%       20.98%
Return After Taxes on Distributions
  and Sale of Fund Shares                     12.61%       18.51%       18.51%
Morgan Stanley Capital International
  All Country World Free ex USA Index**       27.16%       16.87%       16.87%
--------------------------------------------------------------------------------


* Returns do not reflect the 2% redemption fee charged to a shareholder for redemption or exchange of shares within one year after issuance.
** An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. It does not factor in fees, expenses or taxes -- costs that are reflected in the Fund's results.
+ December 31, 2001.


o The Morgan Stanley All Country World Free ex-USA Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region.


o After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

o Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

o As with all mutual funds, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue International Value Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

  Redemption Fee (as a percentage of amount redeemed)                     2.00%*
  Exchange Fee                                                            2.00%*

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


  Management Fees                                                         1.25%
  Other Expenses                                                          0.20%
  ------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                                    1.45%


* These fees are charged only on redemptions or exchanges of shares within one year after issuance. (See "How to Redeem Shares -- Early Redemption Fee" for more information.)


EXAMPLE


The following example is intended to help you compare the cost of investing in Third Avenue International Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       Year 1               Year 3               Year 5             Year 10
       ------               ------               ------             -------
       $  148               $  459               $  792             $ 1,735

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER


Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017, is the investment adviser for each of the Funds. The Adviser manages each Fund's investments, provides various administrative services and supervises the Funds' daily business affairs, subject to the authority of the Board of Trustees of Third Avenue Trust (the "Trust"). The Adviser provides investment advisory or sub-advisory services to five other open-end mutual funds with assets in excess of 3.6 billion dollars as of December 31, 2006. The Adviser may compensate out of its own resources certain intermediaries for shareholder servicing and/or distribution services to the Funds. The Adviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986. The Funds have historically placed a substantial majority of their securities transactions through the Adviser's affiliated broker-dealer, M.J. Whitman LLC, which also serves as distributor of the Funds. The Funds have also placed many private debt trades through another affiliate, Private Debt LLC. These trades are placed in conformance with relevant regulatory requirements and with the Adviser's duty to seek best execution. Commissions generated from these transactions are not intended to compensate M.J. Whitman LLC or Private Debt LLC for any services or other arrangements other than execution. Affiliated Managers Group, Inc. owns an indirect majority equity interest in the Adviser, M.J. Whitman LLC and Private Debt LLC.


ADVISORY FEES


Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund each paid the Adviser a fee equal to 0.90% of its average daily net assets for the fiscal year ended October 31, 2006. Third Avenue International Value Fund paid the Adviser a fee equal to 1.25% of its average daily net assets for the fiscal year ended October 31, 2006. The Funds' Annual Report to Shareholders for the period ended October 31, 2006 contains a discussion of the basis of the Board of Trustees' determination to continue these investment advisory arrangements.


PORTFOLIO MANAGERS

The Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, additional accounts that they manage, and ownership of shares in the Funds they manage.

MARTIN J. WHITMAN


Mr. Whitman, the Chairman of the Trust, has been the portfolio manager of Third Avenue Value Fund since its inception. Mr. Whitman has also served as Co-Chief Investment Officer of the Adviser since February 2003, having previously served as Chief Executive and Chief Investment Officer of the Adviser (and its predecessor entity) from 1991 to 2003. Mr. Whitman has served for over 30 years as a Distinguished Management Fellow at the Yale School of Management. Mr. Whitman is currently a director of Nabors Industries, Inc., an international oil-drilling contractor.


Mr. Whitman graduated from Syracuse University MAGNA CUM LAUDE and received a Masters degree in Economics from the New School for Social Research. Syracuse University's Whitman School of Management is named in his honor. Mr. Whitman is a CFA Charterholder.

--------------------------------------------------------------------------------

CURTIS R. JENSEN

Curtis Jensen became the sole portfolio manager of Third Avenue Small-Cap Value Fund on May 29, 2001. Prior to that, he had served as co-manager of the Fund since its inception. Mr. Jensen has also served as Co-Chief Investment Officer of the Adviser since February 2003. He has been employed by the Adviser (and its predecessor entity) since 1995. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995, where he studied under Mr. Whitman. Prior to that, Mr. Jensen was a director of and managed the operations of, a specialty food manufacturer, and was an investment banker with Manufacturers Hanover Trust Company and Enright & Company.

Mr. Jensen received his M.B.A. from the Yale School of Management and his B.A. in Economics from Williams College.

MICHAEL H. WINER


Michael Winer became the sole portfolio manager of Third Avenue Real Estate Value Fund on May 29, 2001. Prior to that, he had served as co-manager of the Fund since its inception. Additionally, Mr. Winer has been the portfolio manager of the Third Avenue Real Estate Opportunities Fund L.P. since 2006. Since 1994, Mr. Winer has been a senior member of the investment team of the Adviser and previously, with M.J. Whitman, Inc. From 1991 to 1994, Mr. Winer held senior-level positions with two financial institutions where he directed the workout, collection and liquidation of distressed real estate loan and asset portfolios. From 1986 to 1991, Mr. Winer was the chief financial officer, director and co-owner of a southern California real estate development firm specializing in the development, construction and management of commercial properties. From 1980 to 1986, Mr. Winer served as controller and financial officer for two large southern California real estate development firms. From 1978 to 1980, Mr. Winer was a CPA and senior auditor with Touche Ross & Co. Mr. Winer is a Director of Tejon Ranch Company, a land development and agribusiness company.


Mr. Winer received his B.S. in Accounting from San Diego State University. Mr. Winer is a Certified Public Accountant (inactive).

AMIT B. WADHWANEY


Amit Wadhwaney has served as portfolio manager of Third Avenue International Value Fund since its inception. Mr. Wadhwaney is a senior member of the investment team for the Adviser. Additionally, Mr. Wadhwaney has been the portfolio manager of the Third Avenue Global Value Fund, L.P. since 1996. Prior to that, Mr. Wadhwaney was a principal of Glenrock Asset Management Associates, L.P. Earlier in his career, from 1990 to 1994, he was a securities analyst, and subsequently a director of research, for M.J. Whitman, Inc., an affiliate of the Adviser at that time. Earlier, Mr. Wadhwaney was a Paper and Forest Products Analyst at Bunting Warburg, a Canadian brokerage firm. He began his career in the Corporate Planning Group of Domtar, Inc., a Canadian forest products producer. Mr. Wadhwaney is a Director of Catalyst Paper Corporation.


Mr. Wadhwaney holds an M.B.A. in Finance from the University of Chicago, as well as a B.A. (Honors) with Distinction and an M.A. in Economics from Concordia University in Montreal, Canada. He also holds bachelors degrees in Mathematics and Chemical Engineering from the University of Minnesota.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PRICE OF SHARES


The price you will pay for a share of a Fund is the Fund's net asset value per share ("NAV"). NAV is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time. The NAV of each Fund is determined by dividing the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Fund, less all liabilities, including accrued expenses of the Fund, by the total number of outstanding shares of the Fund. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the transfer agent. For a transaction to be considered in "good order", all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the "Paying for shares" section of this prospectus. Your order will be deemed to be received before the close of trading if the order was received before that time by the transfer agent or by certain broker-dealers or financial intermediaries.

The Funds will generally value securities using the most readily available market price. A Fund's investments are generally valued at market value. Certain short-term securities with maturities of 60 days or less are valued based on amortized cost. Illiquid securities and other securities and assets for which market quotations are not readily available or are deemed unreliable are valued at "fair value", as determined in good faith by or in accordance with procedures adopted by the Board of Trustees. These types of assets can include high-yield bonds, defaulted securities and private investments that do not trade publicly, among other things. The Funds' procedures call for a valuation committee of the Adviser to make a determination of fair value based on the committee members' judgments of relevant information and an analysis of the asset. All fair valuation determinations are reviewed and approved by the independent Trustees of the Third Avenue Trust (the "Trust") on a quarterly basis, and any new bases of valuation and/or initial valuation determinations for new assets will be approved by a designated Trustee at the time of initial valuation.

If the principal market for a security is no longer open at the time at which the NAV is being calculated, the Funds, pursuant to procedures approved by the Board of Trustees, may consider information regarding more recent trades on other markets along with other factors. The Funds have retained a third-party service provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign securities with principal markets that are no longer open when the Fund calculates its NAV and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their net asset values. This means that a Fund's NAV may be based, at least in part, on prices other than those determined as of the close of the principal markets in which such assets trade. Foreign securities held by a Fund generally trade on foreign markets which may be open on days when the NYSE is closed. This means that the value of the Fund's portfolio securities can change on a day on which you cannot purchase or redeem your shares.


PURCHASING SHARES


Third Avenue Small-Cap Value Fund and Third Avenue International Value Fund are currently closed to new investors. As exceptions, purchases of both Funds may still be made by the following:


      o     certain discretionary investment programs;

      o qualified defined contribution retirement plans (e.g., 401(k) plans and profit sharing plans, 403(b) plans and 457 plans) that invest in the fund through omnibus accounts at a financial intermediary, and

      o employees of Third Avenue Holdings Delaware LLC and its controlled affiliates, along with their family members.

Once an account is closed, additional investments will not be accepted. The Trust reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

--------------------------------------------------------------------------------


Except as otherwise noted, these restrictions and exceptions apply to investments made directly with Third Avenue Small-Cap Value Fund and Third Avenue International Value Fund, as well as investments made through financial intermediaries. Investors may be required to demonstrate eligibility to purchase shares of a Fund before an investment is accepted. Third Avenue Small-Cap Value Fund and/or Third Avenue International Value Fund may resume sales of shares to new investors at some future date.

The Funds are open for business each day the NYSE is open for trading. Shares of a Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund's distributor. The Funds generally will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office and U.S. territories are acceptable) or for a non-resident alien.


The Adviser utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares available to their customers. Subject to tax limitations and approval by the Board of Trustees on a Fund-by-Fund basis, each of the Funds pays a portion of these charges representing savings of expenses the Fund would otherwise incur in maintaining fully separate shareholder accounts for those who invest in the Fund through these programs.

To purchase shares directly from a Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Fund's transfer agent, PFPC Inc. ("PFPC" or the "transfer agent"). If you are sending documents via U.S. mail, please send to:

            Third Avenue Funds
            c/o PFPC Inc.
            P.O. Box 9802
            Providence, RI 02940-5215

If you are sending documents via express delivery, registered or certified mail, please send to:

            Third Avenue Funds
            c/o PFPC Inc.
            101 Sabin Street
            Pawtucket, RI 02860-1427

To purchase shares from a broker-dealer, the broker-dealer must be a member with the National Association of Securities Dealers, Inc. ("NASD") and have entered into a selling agreement with the Funds' distributor, M.J. Whitman LLC. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Funds. The Funds reserve the right to reject any purchase order.

To purchase additional shares via Automated Clearing House ("ACH"), contact PFPC at (800) 443-1021, Option 2, to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your account application or by sending written instructions to PFPC. Your initial investment cannot be made by electronic transfer. Assuming PFPC or the Funds properly act on telephone or Internet instructions and follow reasonable procedures to protect against unauthorized transactions, neither PFPC nor the Funds will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as PFPC or the Funds take reasonable measures to verify the order.

Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Funds or the Adviser, or by investors who have established ACH capabilities for an account.


Shareholders with existing accounts may purchase additional shares directly through the Funds' website at www.thirdavenuefunds.com. To choose this option, complete the Online Account Access section of the New Account Application (the "Application") or make subsequent arrangements in writing. Only bank accounts held at domestic institutions that are ACH members may be used for Internet transactions. All ACH transactions will be considered in good order on the date the payment for shares is received by the Funds. This process may take up to 48 hours from the time the shareholder places the order with PFPC. You may not make your initial purchase of Fund shares via the Internet. The Fund may alter, modify or terminate the Internet purchase option at any time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAYING FOR SHARES BY MAIL

      INITIAL PAYMENTS

      If you are sending documents via U.S. mail, initial payments, together with your account application, should be sent to:

              Third Avenue Funds
              c/o PFPC Inc.
              P.O. Box 9802
              Providence, RI 02940-5215

      or via express delivery, registered or certified mail to:

              Third Avenue Funds
              c/o PFPC Inc.
              101 Sabin Street
              Pawtucket, RI 02860-1427

      ADDITIONAL PAYMENTS

      If you are sending documents via U.S. mail, additional payments, together with the payment stub from your account statement, should be sent to:

              Third Avenue Funds
              c/o PFPC Inc.
              P.O. Box 9802
              Providence, RI 02940-5215

      or via express delivery, registered or certified mail to:

              Third Avenue Funds
              c/o PFPC Inc.
              101 Sabin Street
              Pawtucket, RI 02860-1427

PAYING FOR SHARES BY WIRE

Prior to sending a wire, please notify PFPC at (800) 443-1021, Option 2 to insure proper credit to your account.

Direct your bank to wire funds as follows:

              PNC Bank
              ABA #: 031000053
              Acct#: 8606905687


For further credit to: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, or Third Avenue International Value Fund (shareholder's name, exact account title and account number).


Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

The minimum initial investment for each Fund is $10,000 for a regular account and $2,500 for an Individual Retirement Account ("IRA") and additional investments for all of the Funds must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Funds' Automatic Investment Plan. Under this plan, a predetermined amount, selected by you, will be deducted from your checking account. Additional investments under this plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the Application.

Transactions in Fund shares made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds. At the sole discretion of the Adviser, the initial and any additional investment minimums may be waived for certain investors.

PAYING FOR SHARES


When purchasing shares directly from a Fund, you may pay by check payable to the particular Fund. The Funds will only accept checks drawn in U.S. currency on a domestic bank. Starter checks on newly established bank accounts will not be accepted. The Funds will not accept any of the following cash equivalents: money orders, travelers checks, cashier checks, bank checks, official checks and treasurers checks, foreign bank drafts, payable through checks or third party checks, or other third party transactions. You will be charged (minimum of $20) for any check used for the purchase of Fund shares that is returned unpaid. If you purchase Fund shares by check, you may not receive redemption proceeds until there is a reasonable belief that the check has cleared, which may

--------------------------------------------------------------------------------

take up to fifteen calendar days after the purchase date. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly.

The Funds reserve the right to cancel any purchase order for which payment has not been received by the third business day following receipt of the purchase order. In the interest of economy and convenience to investors, the Funds no longer issue certificates representing Fund shares.

INDIVIDUAL RETIREMENT ACCOUNTS


If you want to set up an IRA, you may obtain a Fund IRA Application and additional required forms by contacting PFPC at (800) 443-1021, Option 1, or on the Funds' website at www.thirdavenuefunds.com. The account will be maintained by the custodian, PFPC Trust Company, which currently charges your account an annual maintenance fee of $12 per Fund. Fees are subject to change by PFPC Trust Company. Annual maintenance fees will automatically be deducted from the IRA account, unless a check for the fees is received by PFPC prior to December 15th of each year.


OTHER RETIREMENT PLANS

If you are self-employed, you may be able to purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Funds do not currently act as a sponsor or administrator for such plans.

Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) Plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Funds do not currently act as a sponsor or administrator for such plans.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

GENERAL


You may redeem your shares on any day during which the NYSE is open, either directly from a Fund or through certain broker-dealers or other financial intermediaries. Fund shares will be redeemed at the NAV next calculated as of a time after your order is received in good order by a Fund or its designees. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value of less than $500 (other than IRAs) your account may be closed at the discretion of the Adviser. See "Redemption By The Funds".


BY MAIL

If you are sending documents via U.S. mail, send a written request, together with any share certificates that have been issued, to:

          Third Avenue Funds
          c/o PFPC Inc.
          P.O. Box 9802
          Providence, RI 02940-5215

If you are sending documents via express delivery, registered or certified mail, send a written request, together with any share certificates that have been issued, to:

          Third Avenue Funds
          c/o PFPC Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See "Signature Guarantees/Other Documents."

TELEPHONE REDEMPTION SERVICE


You may redeem shares by telephone by electing this service on the Application. You may thereafter redeem shares on any business day by calling PFPC at (800) 443-1021, Option 2, until the close of the NYSE, normally 4:00 p.m., Eastern time.


Redemption proceeds will be mailed to your address of record, or if previously established, sent to your bank account via wire or ACH.

--------------------------------------------------------------------------------

The Funds and PFPC will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, PFPC will require personal identification information before accepting a telephone redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Funds.

FEES

You will not be charged for redeeming your shares directly from the Funds, except as described below under "Early Redemption Fee." The transfer agent currently charges a wire fee of $9 for payment of redemption proceeds by federal funds wire. The transfer agent will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally will charge a service fee.

REDEMPTION BY THE FUNDS

The Funds have the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. The Funds may also redeem your shares in any account (other than those in an IRA account), upon 30 days prior written notice, if they have an aggregate NAV, not attributed to market fluctuations, of less than $500.

PAYMENT OF REDEMPTION PROCEEDS

A Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. You should note that payment for redemption of recently purchased Fund shares that have been paid for by check may be delayed until the Fund has a reasonable belief after due inquiry that the check has cleared, which may take up to fifteen calendar days after the purchase date.

WIRED PROCEEDS

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Funds, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

SIGNATURE GUARANTEES/OTHER DOCUMENTS


For documents requiring a signature guarantee, such guarantee must be obtained from an "eligible guarantor institution", which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a "Medallion Guarantee"). A notary public is not an acceptable guarantor. Signature guarantees are required on any:

      1. request for redemption, payable to the registered shareholder involving $100,000 or more,


      2. redemption proceeds payable to and/or mailed to other than the registered shareholder, or

      3.    requests to transfer shares.

The three "recognized" medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP).

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. Additional tax documents may also be required in the case of redemptions from IRA accounts maintained at PFPC. For further information, call PFPC toll free at (800) 443-1021, Option 2.

CHANGING INFORMATION


If you did not previously elect the Telephone Redemption Service on your application, wish to change any information previously provided to the Funds (including the bank to which redemption proceeds are to be wired), or add information to establish electronic transfer capabilities (ACH), you must submit a signature guaranteed letter of instruction. This is designed to protect you and the Adviser from fraud.


SYSTEMATIC WITHDRAWAL PLAN

If you own or are purchasing shares of the Funds having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This plan provides for

--------------------------------------------------------------------------------

automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to PFPC. Notice of all changes concerning the Systematic Withdrawal Plan must be received by PFPC at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting PFPC at (800) 443-1021, Option 2.

FREQUENT TRADING AND EARLY REDEMPTION FEE

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds will not knowingly accommodate frequent trading in Fund shares. The Board of Trustees of the Trust has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as "market timing," because such activities are disruptive to the management of a Fund's portfolio, and may increase Fund expenses and negatively affect a Fund's performance. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of their shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.


The procedures of the Funds require that the Adviser monitor the trading activities of Fund accounts on a regular basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, it will then review the account's activities and will bar the shareholder from future purchases, including purchases by exchange. The Funds' Adviser will also notify the Funds' transfer agent of any of these restrictions and will keep the Board of Trustees informed quarterly regarding the implementation of these frequent trading policies and procedures. Each Fund reserves the right to refuse a purchase order (including an order placed as part of an exchange) for any reason if the Adviser believes, in its sole discretion, that a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Funds and may be cancelled or revoked by the Funds. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible.


To discourage frequent short-term trading in Fund shares, each Fund imposes a redemption fee on short-term redemptions, including exchanges to other Third Avenue Funds, according to the following schedule:

                             Third Avenue Value Fund

                                                    Redemption Fee
                                                  (As a % of current
      Holding Period                               net asset value)
      --------------                              ------------------
      60 Days or Less                                    1.00%
      Thereafter                                         None

    Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund

                                                    Redemption Fee
                                                  (As a % of current
      Holding Period                               net asset value)
      --------------                              ------------------
      Less than One Year                                 1.00%
      Thereafter                                         None

                      Third Avenue International Value Fund

                                                    Redemption Fee
                                                  (As a % of current
      Holding Period                               net asset value)
      --------------                              ------------------
      Less than One Year                                 2.00%
      Thereafter                                         None

This redemption fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is not a sales charge and is not paid to the Adviser or any third party. The redemption fee applies to redemptions from these Funds and exchanges from one Fund to another Fund, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested into these Funds. Each Fund reserves the right to modify the terms of, or terminate, this fee at any time.

The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For this purpose, shares will be treated as redeemed as follows: first, reinvestment shares; second, shares held more than sixty (60) days after issuance (in the case of Third Avenue Value Fund) or one (1) year or more (in the case of the other Funds); and third, shares held for sixty (60) days or

--------------------------------------------------------------------------------

less after issuance (in the case of Third Avenue Value Fund) or less than one
(1) year (in the case of the other Funds).


The Funds will/may not impose redemption fees in the following situations:


      o on required minimum distributions from IRA and other retirement accounts (where it is operationally feasible),

      o in certain rare hardship situations, such as death or disability, that have been approved by the Adviser and are reported to the Board, or


      o on transactions by shareholders holding shares through an omnibus account, third-party intermediary or broad-based benefit plan if: the intermediary has represented to the Funds that they will track and remit the redemption fees, or the Funds have determined that policies and procedures reasonably designed to prevent short- term trading in Fund shares by participants in the program or plan are in effect. Examples of this type of exception are asset allocation programs that rebalance periodically, systematic withdrawal plans and broad-based benefit plans that appropriately restrict the frequency with which participants can redeem or exchange their interests in the Funds.


If the Funds determine that an omnibus account, benefit plan or other intermediary for which redemption fees are not being imposed is not acting properly to prevent short-term trading, the Funds reserve the right to remove any waiver granted to such a party. However, it should be noted that it is not possible for the Funds to audit most parties that receive a waiver. Consequently, there is some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee. In light of compliance procedures and certification requirements implemented by the Funds and these market participants, this risk should be small and the detriment immaterial in comparison to the benefits to the long-term investors that comprise substantially all of the Funds' shareholders.


The Funds anticipate that beginning October 16, 2007, pursuant to recently adopted rules of the Securities and Exchange Commission (the "SEC"), the Funds will generally have access to information about beneficial shareholder transactions in accounts held through omnibus accounts so that the Funds will be able to more efficiently prevent short-term trading. assess redemption fees and administer appropriate waivers for these accounts.

To assist in discouraging attempts to arbitrage pricing of foreign securities (particularly in Third Avenue International Value Fund), the Funds have retained a third-party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for certain foreign securities. See "How to Purchase Shares -- Price of Shares" above.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

INTER-FUND EXCHANGE PRIVILEGE

You may exchange shares of one Fund of the Trust for shares of another Fund of the Trust, in writing or by telephone, at NAV without the payment of any fee or charge, except that a fee will be applicable upon the following: the exchange of shares of Third Avenue Value Fund held for sixty days (60) or less after issuance, or the exchange of shares of Third Avenue Real Estate Value Fund, Third Avenue Small-Cap Value Fund or Third Avenue International Value Fund held for less than one year after issuance. See "How to Redeem Shares --Frequent Trading and Early Redemption Fee" for details. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes.


If you want to use this exchange privilege, you should elect the service on your Application.


If the Funds or their designees receive exchange instructions in writing, by telephone at (800) 443-1021, or by Internet at www.thirdavenuefunds.com in good order by the valuation time on any business day, the exchange will be effected that day. For an exchange request to be in good order, it must include your name as it appears on the account, the account number, the amount to be exchanged, the names of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, such Fund will not be required to pay federal income taxes on any income it distributes to shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. A Fund is allowed, however, to carry forward any net capital loss for eight years. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income (including capital gain dividends designated by a Fund and credited to the shareholder but retained by the Fund), and all of any ordinary income and net capital gain from previous years that was not distributed and upon which no tax was paid, then such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund expects to distribute substantially all of its investment company taxable income and net capital gains at least annually.

Distributions from investment company taxable income, which includes short-term capital gains, are subject to tax as ordinary income. A portion of these distributions may constitute "qualified dividend income" to individual shareholders, and corporate shareholders may be able to claim the corporate dividends received deduction with regard to a portion of such distributions. Distributions of net long-term capital gain are subject to tax as a long-term capital gain regardless of the length of time you have held Fund shares. For individuals, short-term capital gains and ordinary income, other than qualified dividend income, will currently be taxed at a maximum federal rate of 35% while long-term gains and qualified dividend income generally will be taxed at a maximum federal rate of 15%.


Each Fund will notify you of the tax status of ordinary income dividends and capital gain dividends and other distributions after the end of each calendar year.

Shareholders receiving distributions in the form of additional shares will be treated for Federal income tax purposes in the same manner as if they had received cash distributions equal in value to the shares received and will have a cost basis for Federal income tax purposes in each share received equal to the NAV of a share of a Fund on the date of distribution. If you purchase shares at a time when a Fund has realized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by shareholders upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other Funds operated by the Trust is treated for Federal income tax purposes as a sale and a purchase of shares, which may result in realization of a gain or loss and be subject to Federal income tax.

The SAI contains a more detailed summary of the Federal tax rules that apply to the Funds and their shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive.

The preceding discussion is meant to be only a general summary of the potential Federal income tax consequences of an investment in the Funds. The tax law is subject to revision and special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account.

You should consult your tax advisers as to the Federal, state, local and non-U.S. tax consequences to you of ownership of shares of a Fund.

DISTRIBUTION OPTIONS

You should specify on your Application how you wish to receive distributions. If no election is made on the Application, all distributions will automatically be reinvested. Each Fund offers four options:

      (1) income dividends and capital gain distributions paid in cash;

--------------------------------------------------------------------------------

      (2) income dividends paid in cash with capital gain distributions reinvested;

      (3) income dividends reinvested with capital gain distributions paid in cash; or

      (4) both distributions automatically reinvested in additional shares of that Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable Fund at the NAV next determined.

WITHHOLDING


The Funds may be required to backup withhold on taxable dividend and certain other payments to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Investors should be sure to provide this information when they complete the Application. Backup withholding is not an additional tax. Any amount withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Each Fund provides you with helpful services and information about your account:

      o A confirmation after every transaction (other than certain dividends, distributions, and reinvestments, for which you receive a statement within ten days of the quarter end);

      o An annual account statement reflecting all transactions for the year;

      o Tax information mailed after the close of each calendar year;

      o Financial statements of the Fund, mailed at least twice a year;

      o Shareholder quarterly reports and shareholder letters mailed four times a year;

      o 24-hour automatic voice response service; and

      o Online account access through the Funds' web site:
www.thirdavenuefunds.com.

The Funds pay for shareholder services but not for special services, such as requests for historical transcripts of accounts. PFPC currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

TELEPHONE INFORMATION

YOUR ACCOUNT

Questions about your account, purchases, redemptions and distributions can be answered by PFPC Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll free (800) 443-1021, Option 2, or (610) 382-7819.

THE FUNDS

Questions about the Funds and literature requests can be answered by the Funds' telephone representatives Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll free (800) 443-1021, Option 1, or (610) 382-7819.

TO REDEEM SHARES

To redeem shares by telephone, call PFPC prior to 4:00 p.m., Eastern time on the day you wish to redeem. Call toll free (800) 443-1021, Option 2, or (610) 382-7819.

TRANSFER OF OWNERSHIP

You may transfer Fund shares or change the name or form in which the shares are registered by writing to PFPC. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new Application and W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be guaranteed as described under "Signature Guarantees/Other Documents."

PORTFOLIO DISCLOSURE

A description of the policies with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI and on the Funds' website at www.thirdavenuefunds.com.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following Financial Highlights tables are intended to help you understand each Fund's financial performance. For the Funds, these tables reflect data for the last five fiscal years or period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose unqualified report on the October 31, 2006 financial statements appears in the Funds' Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 2006 Annual Report to Shareholders, which is available upon request.


THIRD AVENUE VALUE FUND

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:


                                                                              YEARS ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------------
                                                    2006             2005              2004             2003           2002
                                                 ----------       ----------       ----------       ----------     ----------
Net asset value, beginning of period             $    58.62       $    48.16       $    40.62       $    29.90     $    34.50
                                                 ----------       ----------       ----------       ----------     ----------
Income (loss) from investment operations:
  Net investment income                                2.40             0.60             0.16             0.40           0.31
  Net gain (loss) on securities (both realized
    and unrealized)                                    4.76(1)         10.64(1)          7.70(1)         10.75          (4.11)
                                                 ----------       ----------       ----------       ----------     ----------
  Total from investment operations                     7.16            11.24             7.86            11.15          (3.80)
                                                 ----------       ----------       ----------       ----------     ----------
Less distributions:
  Dividends from net investment income                (1.61)           (0.78)           (0.32)           (0.39)         (0.61)
  Distributions from realized gains                   (3.88)              --               --            (0.04)         (0.19)
                                                 ----------       ----------       ----------       ----------     ----------
  Total distributions                                 (5.49)           (0.78)           (0.32)           (0.43)         (0.80)
                                                 ----------       ----------       ----------       ----------     ----------
Net asset value, end of period                   $    60.29       $    58.62       $    48.16       $    40.62     $    29.90
                                                 ==========       ==========       ==========       ==========     ==========
Total return                                          13.08%           23.55%           19.48%           37.76%        (11.40%)
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)       $9,275,574       $6,369,236       $3,797,964       $3,018,013     $2,198,110
  Ratio of expenses to average net assets              1.08%            1.10%            1.12%            1.11%          1.07%
  Ratio of net investment income to
    average net assets                                 2.83%            0.77%            0.34%            1.23%          0.90%
  Portfolio turnover rate                                 7%              16%               8%              11%            19%


(1)     Includes redemption fees of less than $0.01 per share.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THIRD AVENUE SMALL-CAP VALUE FUND

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:


                                                                              YEARS ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------------
                                                    2006              2005              2004            2003            2002
                                                 ----------        ----------        ----------      ----------      ----------
Net asset value, beginning of period             $    24.23        $    20.98        $    18.02      $    12.92      $    14.33
                                                 ----------        ----------        ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment income                                0.44              0.17              0.05            0.03            0.14
  Net gain (loss) on securities (both realized
    and unrealized)                                    2.50(1)           3.25(2)           3.02(2)         5.21(1)        (1.26)(2)
                                                 ----------        ----------        ----------      ----------      ----------
    Total from investment operations                   2.94              3.42              3.07            5.24           (1.12)
                                                 ----------        ----------        ----------      ----------      ----------
Less distributions:
  Dividends from net investment income                (0.30)            (0.09)            (0.03)          (0.14)          (0.12)
  Distributions from realized gains                   (0.33)            (0.08)            (0.08)             --           (0.17)
                                                 ----------        ----------        ----------      ----------      ----------
  Total distributions                                 (0.63)            (0.17)            (0.11)          (0.14)          (0.29)
                                                 ----------        ----------        ----------      ----------      ----------
Net asset value, end of period                   $    26.54        $    24.23        $    20.98      $    18.02      $    12.92
                                                 ==========        ==========        ==========      ==========      ==========
Total return                                          12.33%            16.36%            17.11%          40.88%          (8.12%)
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)       $2,409,624        $1,873,516        $  956,945      $  541,832      $  369,346
  Ratio of expenses to average net assets              1.09%             1.13%             1.14%           1.17%           1.17%
  Ratio of net investment income to
    average net assets                                 1.67%             0.80%             0.28%           0.21%           1.03%
  Portfolio turnover rate                                15%               11%               10%             22%             19%


(1)     Includes redemption fees of less than $0.01 per share.
(2)     Includes redemption fees of $0.01 per share.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THIRD AVENUE REAL ESTATE VALUE FUND

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:


                                                                             YEARS ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------------
                                                    2006              2005              2004            2003            2002
                                                 ----------        ----------        ----------      ----------      ----------
Net asset value, beginning of period             $    29.41        $    25.47        $    20.17      $    15.73      $    15.04
                                                 ----------        ----------        ----------      ----------      ----------
Income from investment operations:
  Net investment income                                0.32              0.33              0.06            0.46            0.06
  Net gain on securities (both realized
    and unrealized)                                    8.08(1)           4.05(2)           5.77(2)         4.46(2)         1.02(3)
                                                 ----------        ----------        ----------      ----------      ----------
  Total from investment operations                     8.40              4.38              5.83            4.92            1.08
                                                 ----------        ----------        ----------      ----------      ----------
Less distributions:
  Dividends from net investment income                (0.44)            (0.18)            (0.45)          (0.18)          (0.19)
  Distributions from realized gains                   (1.03)            (0.26)            (0.08)          (0.30)          (0.20)
                                                 ----------        ----------        ----------      ----------      ----------
  Total distributions                                 (1.47)            (0.44)            (0.53)          (0.48)          (0.39)
                                                 ----------        ----------        ----------      ----------      ----------
Net asset value, end of period                   $    36.34        $    29.41        $    25.47      $    20.17      $    15.73
                                                 ==========        ==========        ==========      ==========      ==========
Total return                                          29.78%            17.36%            29.47%          32.15%           7.17%
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)       $3,139,784        $2,873,769        $1,693,294      $  646,979      $  331,997
  Ratio of expenses to average net assets
    Before expense reimbursement / recovery            1.11%             1.14%             1.15%           1.19%           1.22%
    After expense reimbursement / recovery              N/A               N/A               N/A             N/A            1.41%
  Ratio of net investment income to average
    net assets
    Before expense reimbursement / recovery            0.80%             1.15%             0.47%           3.27%           0.92%
    After expense reimbursement / recovery              N/A               N/A               N/A             N/A            0.73%
  Portfolio turnover rate                                10%               13%                8%             11%             21%


(1)     Includes redemption fees of $0.01 per share.
(2)     Includes redemption fees of $0.02 per share.
(3)     Includes redemption fees of $0.03 per share.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THIRD AVENUE INTERNATIONAL VALUE FUND

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:


                                                                          YEARS/PERIOD ENDED OCTOBER 31,
                                                 ------------------------------------------------------------------------------
                                                    2006              2005              2004            2003            2002*
                                                 ----------        ----------        ----------      ----------      ----------
Net asset value, beginning of period             $    20.40        $    17.17        $    13.49      $     9.73      $    10.00
                                                 ----------        ----------        ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment income                                0.86+             0.30              0.25            0.08            0.02
  Net gain (loss) on securities (both realized
    and unrealized)                                    3.07(1)           3.15(1)           3.73(1)         3.76(1)        (0.29)(2)
                                                 ----------        ----------        ----------      ----------      ----------
  Total from investment operations                     3.93              3.45              3.98            3.84           (0.27)
                                                 ----------        ----------        ----------      ----------      ----------
Less distributions:
  Dividends from net investment income                (0.46)            (0.22)            (0.30)          (0.08)             --
  Distributions from realized gains                   (0.10)               --                --              --              --
                                                 ----------        ----------        ----------      ----------      ----------
  Total distributions                                 (0.56)            (0.22)            (0.30)          (0.08)             --
                                                 ----------        ----------        ----------      ----------      ----------
Net asset value, end of period                   $    23.77        $    20.40        $    17.17      $    13.49      $     9.73
                                                 ==========        ==========        ==========      ==========      ==========
Total return                                          19.63%            20.24%            29.95%          39.84%          (2.70%)(3)
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)       $2,357,644        $1,934,959        $  437,361      $   97,285      $   23,036
  Ratio of expenses to average net assets
    Before expense reimbursement/recovery              1.45%             1.52%             1.58%           2.21%           4.30%(4)
    After expense reimbursement/recovery                N/A              1.53%             1.75%           1.75%           1.75%(4)
  Ratio of net investment income (loss) to
    average net assets
    Before expense reimbursement/recovery              3.25%+            1.19%             0.75%           0.06%          (2.20%)(4)
    After expense reimbursement/recovery                N/A              1.18%             0.58%           0.52%           0.34%(4)
  Portfolio turnover rate                                34%                3%               11%              4%              0%(3)

(1)   Includes redemption fees of $0.02 per share.
(2)   Includes redemption fees of $0.01 per share.
(3)   Not annualized.
(4)   Annualized.
*     The Fund commenced investment operations on December 31, 2001.
+ Net investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding this special dividend, the ratio of net investment income to average net assets would have been 2.25%.

================================================================================

                               THIRD AVENUE FUNDS
                                622 Third Avenue
                               New York, NY 10017
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                            www.thirdavenuefunds.com

                               INVESTMENT ADVISER
                           Third Avenue Management LLC
                                622 Third Avenue
                               New York, NY 10017

                              FOR MORE INFORMATION

More information on the Third Avenue Funds is available free upon request, including the following:

            o Shareholder reports -- Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. The Funds' Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during the last fiscal year.

            o Statement of Additional Information (SAI) -- The SAI provides more detailed information about the Funds, is on file with the SEC, and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the SAI and the Funds' Reports to Shareholders without charge, upon request, and otherwise make inquiries to the Funds by writing or calling the Funds at 622 Third Avenue, New York, NY 10017, (800) 443-1021 or (212) 888-5222.

The Funds' Prospectus, SAI, Shareholder Reports and other additional information are available through the Funds' website at www.thirdavenuefunds.com


Information about the Funds, including the SAI, can be reviewed at the SEC's Public Reference Room in Washington D.C. (phone 202-551-5850 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street NE, Room 1580, Washington, D.C. 20549. Reports and other information about the Funds are also available on the SEC's Internet Web site (http://www.sec.gov).


The Trust's SEC file number is 811-08039.

================================================================================

                                [GRAPHIC OMITTED]


                       STATEMENT OF ADDITIONAL INFORMATION


                               DATED MARCH 1, 2007


                               THIRD AVENUE TRUST

                             THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      THIRD AVENUE INTERNATIONAL VALUE FUND


This Statement of Additional Information (SAI) is not a Prospectus and should be read together with the Funds' Prospectus dated March 1, 2007. The Funds' Annual Report to Shareholders is incorporated by reference in this SAI (is legally considered part of this SAI). A copy of the Prospectus and the Funds' reports to shareholders may be obtained without charge by writing to the Funds at 622 Third Avenue, New York, NY 10017, or by calling the Funds at (800) 443-1021 (toll free) or (212) 888-5222.

                                TABLE OF CONTENTS


GENERAL INFORMATION ....................................................   1

INVESTMENT POLICIES.....................................................   1

INVESTMENT RESTRICTIONS................................................. 19

MANAGEMENT OF THE TRUST................................................. 20

PRINCIPAL STOCKHOLDERS.................................................. 26

INVESTMENT ADVISER...................................................... 28

INVESTMENT ADVISORY AGREEMENT........................................... 29

PORTFOLIO MANAGERS...................................................... 30

DISTRIBUTOR............................................................. 32

ADMINISTRATOR........................................................... 33

CUSTODIAN............................................................... 34

TRANSFER AGENT.......................................................... 34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................... 34

DISCLOSURE OF PORTFOLIO HOLDINGS........................................ 34

CODE OF ETHICS.......................................................... 35

PROXY VOTING POLICIES................................................... 35

PORTFOLIO TRADING PRACTICES............................................. 36

SHARE INFORMATION....................................................... 38

PURCHASE ORDERS......................................................... 38

REDEMPTION OF SHARES.................................................... 39

REDEMPTION IN KIND...................................................... 39

CALCULATION OF NET ASSET VALUE.......................................... 39

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES......................... 40

FINANCIAL STATEMENTS.................................................... 44

APPENDIX A.............................................................. 44

                               GENERAL INFORMATION

This Statement of Additional Information is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Trust (the "Trust"). The Trust is an open-end, non-diversified management investment company which currently consists of four separate investment series: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND, and THIRD AVENUE INTERNATIONAL VALUE FUND (each a "Fund" and collectively, the "Funds").

The Trust was organized as a business trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc. ("Third Avenue Maryland"), a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of THIRD AVENUE VALUE FUND, a series of the Trust, pursuant to a merger agreement which was approved by a majority of Third Avenue Maryland's shareholders on December 13, 1996. Upon this merger, all assets, privileges, powers, franchises, liabilities and obligations of Third Avenue Maryland were assumed by the Trust. Except as noted herein, all information about THIRD AVENUE VALUE FUND or the Trust, as applicable, includes information about its predecessor, Third Avenue Maryland.

                               INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.

The Funds expect to invest in a broad range of securities (subject to each Fund's principal investment strategy). The particular types of securities and the percentage of a Fund's assets invested in each type will vary depending on where the Adviser, Third Avenue Management LLC (the "Adviser"), sees the most value at the time of investment. The following is a description of the different types of securities that the Adviser may invest in and certain of the risks relating to those securities.

INVESTMENT IN EQUITY SECURITIES

Each of the Funds may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:

                  (1) A  strong  financial  position,  as  measured  not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service* consumes a relatively small part of such companies' cash flow;

                  (2) Responsible  management and control  groups,  as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders;

                  (3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics; and

                  (4) Availability  of the  security at a market price which the
                      Adviser believes is at a substantial discount to the Adviser's estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate.

-------------------------------
* "Debt Service" means the current annual required payment of interest and principal to creditors.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Funds' shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Funds thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, they tend to have less possibility of capital appreciation.

Although the Adviser does not focus on market factors in making investment decisions, the Funds are, of course, subject to the vagaries of the markets.

The Funds may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

INVESTMENT IN DEBT SECURITIES

Each of the Funds intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for the Funds, the Adviser seeks the following characteristics:

                  1)  Reasonable covenant protection, price considered and

                  2) Yield to maturity substantially above that of a comparable credit.

In acquiring debt securities for the Funds, the Adviser generally will look for reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. The Funds may invest in "mezzanine" issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed-income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, but do not intend to invest in "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels. The Funds intend to invest in these securities only when the Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See "Investment in Debt Securities." However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security's total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for a Fund to the extent that it invests in mortgage-backed securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.


ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by US Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, these Funds will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which these Funds cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

None of the Funds intend to invest more than 5% of each of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH-YIELD DEBT SECURITIES


The Funds may invest in high-yield debt securities, which are securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Group ("Standard & Poor's") and unrated debt securities of similar credit quality, commonly referred to as "junk bonds." See also "Investment in Debt Securities" and "Restricted and Illiquid Securities." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in such securities. THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE INTERNATIONAL VALUE FUND do not intend to invest more than 10% of their total assets in such securities at the time of investment. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser's credit analysis to identify investment opportunities.
For the Funds, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.


Before investing in any high-yield debt instruments, the Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher-yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities.

The Funds may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, these Funds may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-COUPON AND PAY-IN-KIND SECURITIES


The Funds may invest in zero coupon and pay-in-kind ("PIK") securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS


The Funds may invest in loans and other direct debt instruments owed by a borrower to another party. The Funds may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates

(loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission ("SEC"). As a non-fundamental policy, the Funds will not make loans, including loans of portfolio securities, in an amount exceeding 33 1/3% of the Fund's total assets (including such loans); except that direct investments in debt instruments shall not be deemed loans for the purpose of this limitation.


TRADE CLAIMS

The Funds may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as these Funds, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

THIRD AVENUE INTERNATIONAL VALUE FUND will, under normal market conditions, invest at least 80% of its assets in securities of issuers located outside of the United States. This Fund intends to invest primarily in securities of companies based in developed countries.


THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, and THIRD AVENUE REAL ESTATE VALUE FUND may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for each of these Funds. These Funds American Depository Receipts (seek to avoid investing in securities where there is no compliance with relevant requirements to provide public financial information, or where the Adviser deems such information to be unreliable as a basis for analysis.


The value of a Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of a Fund's securities and could favorably or unfavorably affect such Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by a Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may determine not to hedge or to hedge only partially their currency exchange rate exposure, the value of the net assets of the Funds as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, each Fund is authorized to enter into certain foreign currency exchange transactions.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of U.S. exchanges or markets. Accordingly, each Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Funds may pay fixed commissions that may differ from the commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


DEVELOPED AND EMERGING MARKETS

The Funds may invest in issuers located in both developed and emerging markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Panama, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.


Custodial services and other costs relating to investment in emerging markets are more expensive than in the United States in certain instances. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


DEPOSITARY RECEIPTS


The Funds may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively known as "Depositary Receipts"). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the US, international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate, and are considered by THIRD AVENUE INTERNATIONAL VALUE FUND to be foreign securities for the purposes of its policy of investing 80% of its assets in foreign securities.


RESTRICTED AND ILLIQUID SECURITIES

None of the Funds will purchase or otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment which a Fund cannot sell in the ordinary course of business within seven days at approximately the value at which a Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as "Rule 144A Securities"). Securities freely salable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund's liquidity.

The Funds may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate a Portfolio's investment program which may reduce certain of the costs (e.g. tax consequences) to the Portfolio.

INVESTMENT IN RELATIVELY NEW ISSUERS

The Funds intend to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.


INVESTMENT IN BLANK CHECK COMPANIES

The Funds may also invest in equity securities of so-called "blank check" companies. These are companies that raise commitments from investors that enable the company to identify and negotiate an acquisition of an operating company, obtain shareholder approval of the transaction and then close on the acquisition. There is a risk that the company will not be able to identify a suitable acquisition candidate or negotiate a transaction or obtain approval and close on the transaction, in which case, the Fund may miss other investment opportunities. If the company closes on an acquisition, it will have similar risks to other operating companies with similar characteristics operating in a similar industry or market.


TEMPORARY DEFENSIVE INVESTMENTS


When, in the judgment of the Adviser, a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term US Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund's investment objective, and might impact the Fund's performance.

BORROWING

Each Fund may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund's total assets at the time of borrowing.

INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), provided that after any purchase each Fund does not own more than 3% of such investment company's outstanding stock. The Adviser will charge an advisory fee on the portion of a Fund's assets that are invested in securities of other investment companies. Thus, shareholders will be responsible for a "double fee" on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

Investment decisions for each Fund are made independently from those of the other Funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other account. This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

SECURITIES LENDING


The Funds may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic US bank, or securities issued or guaranteed by the US government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.


A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's Board of Trustees.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, a Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

On behalf of the Funds, the Trust has entered into a master lending  arrangement
with  Bear,   Stearns   Securities   Corp.  in  compliance  with  the  foregoing
requirements.

RISK OF MINORITY POSITIONS AND CONTROL POSITIONS

The Funds, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Funds or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of the Funds to dispose of their holdings at the times and in the manner the Funds would prefer. In addition, it is possible, although unlikely, that the Funds might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Adviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that a Fund or the Adviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g. extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Funds nor the Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Funds may incur large expenses when taking control positions and there is no guaranty that such expenses can be recouped. Also, there is no guaranty that the Funds will succeed in obtaining control positions. This could result in the Funds' investments being frozen in minority positions and could incur substantial losses.


PORTFOLIO TURNOVER


The Funds' investment policies and objectives, which emphasize long-term holdings, would tend to keep the number of portfolio transactions relatively low. THIRD AVENUE VALUE FUND'S portfolio turnover rate for the fiscal years ended October 31, 2006 and 2005 was 7% and 16%, respectively. THIRD AVENUE SMALL-CAP VALUE FUND'S portfolio turnover rate for the fiscal years ended October 31, 2006 and 2005 was 15% and 11%, respectively. The portfolio turnover rate for THIRD AVENUE REAL ESTATE VALUE FUND for the fiscal years ended October 31, 2006 and 2005 was 10% and 13%, respectively. The portfolio turnover rate for THIRD AVENUE INTERNATIONAL VALUE FUND for the fiscal years ended October 31, 2006 and 2005 was 34% and 3%, respectively. The increase in portfolio turnover for the Third Avenue International Value Fund was due to differences in cash flows from year to year, because investment of significant cash inflows in 2005 is not reflected in portfolio turnover. Moreover, approximately 10% of the portfolio turnover rate for Third Avenue International Value Fund was due to various resource conversions.


SHORT SALES

The Funds may, occasionally, engage in short sales. In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of the security.

COMMODITIES

The Funds may, but currently do not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with derivatives transactions.

DERIVATIVES

The Funds may invest in various instruments that are commonly known as "derivatives." THIRD AVENUE INTERNATIONAL VALUE FUND may invest in derivatives for various hedging and non-hedging purposes, including to hedge against foreign currency risk. THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND intend to do so principally in order to hedge against foreign currency risk. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of a Fund. In most circumstances, derivatives will not be used to increase fund risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for a Fund. The use of derivatives for non-hedging purposes may be considered speculative.

OPTIONS ON SECURITIES

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities (covered options) in an attempt to increase income. However, in so doing the Funds may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by a Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Fund's obligations. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

A Fund normally purchases put options in anticipation of a decline in the market value of securities in its Fund ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings. Put options also may be purchased by a Fund for the purpose of benefiting from a decline in the price of securities which a Fund does not own. A Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities remains at or above the exercise price. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


A Fund may engage in over-the-counter options ("OTC Options") transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund's Trustees. A Fund intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in the section entitled "Investment Restrictions." Unless the Trustees conclude otherwise, the Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund's 15% limitation on investment in illiquid securities.

OPTIONS ON SECURITIES INDICES

In addition to options on securities, the Funds may, although only THIRD AVENUE INTERNATIONAL VALUE FUND currently intends to, purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under "Options on Securities."

Options on stock indices are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.

OPTIONS ON FOREIGN SECURITIES INDICES

The Funds may, although only THIRD AVENUE INTERNATIONAL VALUE FUND and THIRD AVENUE VALUE FUND currently intend to, purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Funds may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.

To the extent permitted by US federal or state securities laws, a Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. A Fund may also use foreign stock index options for hedging purposes.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS


Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated contracts markets by the Commodities Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations.


The Funds may, although only THIRD AVENUE INTERNATIONAL VALUE FUND and THIRD AVENUE VALUE FUND currently intend to, enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month US Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of 'variation margin' may be required, since each day the Fund provides or receives cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund incurs brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover a Fund's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by such Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

Futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the overall performance of the Fund would be poorer than if they had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Fund and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its Fund to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

The Funds may, although only THIRD AVENUE INTERNATIONAL VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND currently intend to, purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may purchase a put option on an interest rate sensitive futures contract to hedge its Fund against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of Fund securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund incurs a loss which is reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FUTURES CONTRACTS ON DOMESTIC AND FOREIGN SECURITIES INDICES

The Funds may, although only THIRD AVENUE INTERNATIONAL VALUE FUND currently intends to, enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

INVESTMENT RESTRICTIONS ON FUTURES TRANSACTIONS

THIRD AVENUE INTERNATIONAL VALUE FUND will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

CURRENCY EXCHANGE TRANSACTIONS

Because each Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD CURRENCY EXCHANGE CONTRACTS

Each Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by a Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated fund securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue.

Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which a Fund's assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES

Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which fund securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its Fund which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Adviser anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of Fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

A Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund's ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Each Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund's 15% limit on illiquid securities.

                             INVESTMENT RESTRICTIONS

For the benefit of shareholders, each Fund has adopted the following restrictions, which are FUNDAMENTAL policies and, together with the each Fund's investment objective, cannot be changed without the approval of a majority of such Fund's outstanding voting securities.*

The following investment restrictions apply to each Fund. No Fund may:


           1. Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund's total assets when the borrowing is made.

           2. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

           3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

           4.  Issue  any  senior   security  (as  defined  in  the  1940  Act).
               Borrowings  permitted by Item 1 above are not senior  securities.

           5. Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

           6. Invest 25% or more of the value of its total assets in any one industry, except that Third Avenue Real Estate Value Fund will invest more than 25% of its total assets in the real estate industry or related industries or that own significant real estate assets at the time of investment.

As a FUNDAMENTAL policy, each of the Funds reserves the ability to make loans or to invest in commodities, real estate or interests in real estate without limitation, and each of the Funds expects to make such loans and investments from time to time in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans, investments in commodities for hedging purposes and investments in partnership and other interests in real estate.

Each Fund is required to comply with the above fundamental investment restrictions applicable to it only at the time the relevant action is taken. A Fund is not required to liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund's net or total assets that causes it not to comply with the restriction at a future date. A Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets.

As a NON-FUNDAMENTAL policy, under normal circumstances, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund will each invest at least 80% of assets (measured at the time of investment) in securities of the type suggested by their names. None of these Funds will change its policy in this regard prior to providing its shareholders with at least 60 days advance notice.

---------------------------
* As used in this SAI as to any matter requiring shareholder approval, the phrase "majority of the outstanding securities" means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

                             MANAGEMENT OF THE TRUST

The Board of Trustees of the Funds oversees the management of the Funds. The Trustees are responsible for such matters as reviewing and approving fundamental operating, financial, and corporate governance policies; evaluating the Adviser's performance; determining management fees; and reviewing and approving procedures for providing financial and operational information to the Board.


Trustees and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each of the Trustees oversees five mutual funds in the Fund Complex that are advised by the Funds' Adviser. The Fund Complex includes four portfolios in the Trust and one portfolio in the Third Avenue Variable Series Trust (the "Fund Complex").


INTERESTED TRUSTEES


                       TERM OF OFFICE                                                              OTHER
                       AND LENGTH OF    POSITION(S) HELD    PRINCIPAL OCCUPATION(S)                DIRECTORSHIPS
NAME, AGE & ADDRESS    TIME SERVED*     WITH REGISTRANT     DURING PAST 5 YEARS                    HELD BY TRUSTEE

MARTIN J.              Trustee          Chairman            Chairman (3/90 to Present), Chief      Director (3/91
WHITMAN** (82)         since 11/90      and Trustee         Executive Officer (CEO) (3/90 to       to Present) of
622 Third Avenue                                            9/03), President (1/91 to 5/98) of     Nabors
New York, NY                                                Third Avenue Trust; Chairman (7/99     Industries,
10017                                                       to Present), CEO (7/99 to 9/03) of     Inc.
                                                            Third Avenue Variable Series Trust;    (international
                                                            Co-Chief Investment Officer (2/03 to   oil drilling
                                                            Present), Chief Investment Officer     services).
                                                            (1/91 to 2/03), Chairman and CEO
                                                            (4/86 to 8/02), President (1/91 to
                                                            2/98), of EQSF Advisers, Inc. and
                                                            its successor, Third Avenue
                                                            Management LLC; CEO, President and
                                                            Director (10/74 to Present) of
                                                            Martin J. Whitman & Co., Inc.
                                                            (formerly M.J. Whitman & Co. Inc.)
                                                            (private investment company); CEO
                                                            (7/96 to 7/02) and Chairman (8/90 to
                                                            7/99) of Danielson Holding
                                                            Corporation; Chairman (1/95 to 8/02)
                                                            and CIO (10/95 to 8/02) of M.J.
                                                            Whitman Advisers, Inc. (reg.
                                                            investment adviser); Distinguished
                                                            Management Fellow (1972 to Present)
                                                            and Member of the Advisory Board
                                                            (10/94 to 6/95) of the Yale School
                                                            of Management at Yale University;
                                                            Adjunct Professor (1/01 to 12/01) of
                                                            the Columbia University Graduate
                                                            School of Business; Chartered
                                                            Financial Analyst.

DAVID M.               Trustee          President, CEO      President (5/98 to Present), Trustee   Director (7/96
BARSE** (44)           since 9/01       and Trustee         (9/01 to Present), CEO (9/03 to        to Present) of
622 Third Avenue                                            Present) and Executive Vice            Covanta Holding
New York, NY                                                President (4/95 to 5/98) of Third      Corp. (formerly
10017                                                       Avenue Trust; President (7/99 to       Danielson
                                                            Present), Trustee (9/01 to Present)    Holding
                                                            and CEO (9/03 to Present) of Third     Corp.);
                                                            Avenue Variable Series Trust; CEO      Director (3/01
                                                            (4/03 to Present), President (2/98     to Present) of
                                                            to Present), Director (4/95 to         ACA Capital
                                                            12/02) and Executive Vice President    Holdings, Inc.
                                                            (4/95 to 2/98) of EQSF Advisers,       (credit
                                                            Inc. and its successor, Third Avenue   enhancement).
                                                            Management LLC; CEO (7/99 to
                                                            Present), President (6/95 to
                                                            Present), Director (1/95 to Present)
                                                            of M.J. Whitman, Inc. and its
                                                            successor, M.J. Whitman LLC
                                                            (registered broker-dealer);
                                                            President of other funds advised by
                                                            Third Avenue Management LLC (6/99 to
                                                            Present);  President and COO (7/96
                                                            to 7/02) of Danielson Holding Corp.;
                                                            CEO (7/99 to 8/02), President (6/95
                                                            to 8/02), Director (1/95 to 8/02) of
                                                            M.J. Whitman Advisers, Inc. (reg.
                                                            investment adviser).

INDEPENDENT TRUSTEES

                       TERM OF OFFICE
                       AND LENGTH OF    POSITION(S) HELD    PRINCIPAL OCCUPATION(S)          OTHER  DIRECTORSHIPS
NAME, AGE & ADDRESS    TIME SERVED*     WITH REGISTRANT     DURING PAST 5 YEARS              HELD BY TRUSTEE

JACK W. ABER (69)      Trustee since    Trustee             Professor of Finance (1972 to    Trustee, The Managers
51 Columbia Street     8/02                                 Present) of Boston University    Funds (1999 to
Brookline, MA 02446                                         School of Management. Trustee    Present) (9
                                                            of Third Avenue Variable         portfolios); Trustee
                                                            Series Trust (8/02 to            of Managers AMG Funds
                                                            Present).                        (1999 to Present) (6
                                                                                             portfolios), Managers
                                                                                             Trust I (2000 to
                                                                                             Present) (11
                                                                                             portfolios) and
                                                                                             Managers Trust II
                                                                                             (2000 to Present) (7
                                                                                             portfolios); Trustee
                                                                                             of Appleton Growth
                                                                                             Fund.

WILLIAM E.             Trustee since    Trustee             Trustee; President and Owner,    Trustee, The Managers
CHAPMAN, II (65)       8/02                                 (1998 to Present) of Longboat    Funds (1999 to
380 Gulf of Mexico                                          Retirement Planning Solutions    Present) (9
Drive,  #531                                                (consulting firm); part-time     portfolios); Trustee
Longboat Key, FL                                            employee delivering retirement   of Managers AMG Funds
34228                                                       and investment education         (1999 to Present) (6
                                                            seminars (1/00 to Present) for   portfolios), Managers
                                                            Hewitt Associates, LLC           Trust I (2000 to
                                                            (consulting firm); Trustee       Present) (11
                                                            (5/02 to Present) of Bowdoin     portfolios) and
                                                            College; Trustee of Third        Managers Trust II
                                                            Avenue Variable Series Trust     (2000 to Present) (7
                                                            (8/02 to Present).               portfolios).

LUCINDA FRANKS (60)    Trustee since    Trustee             Journalist (1969 to Present);    N/A
64 East 86th Street    2/98                                 Special Correspondent, Talk
New York, NY                                                Magazine (1999 to 2000);
10028                                                       Trustee of Third Avenue
                                                            Variable Series Trust (7/99 to
                                                            Present).

EDWARD J. KAIER (61)   Trustee since    Trustee             Partner (1977 to Present) at     Trustee, The Managers
111 N. Lowry's Lane    8/02                                 Hepburn Willcox Hamilton &       Funds (1999 to
Rosemont, PA 19010                                          Putnam (law firm). Trustee of    Present) (9
                                                            Third Avenue Variable Series     portfolios); Trustee
                                                            Trust (8/02 to Present).         of Managers AMG Funds
                                                                                             (1999 to Present) (6
                                                                                             portfolios), Managers
                                                                                             Trust I (2000 to
                                                                                             Present) (11
                                                                                             portfolios) and
                                                                                             Managers Trust II
                                                                                             (2000 to Present) (7
                                                                                             portfolios).

MARVIN MOSER,          Trustee since    Trustee             Clinical Professor of Medicine   Director (1997 to
M.D. (83)              11/94                                (1984 to Present) at Yale        Present) of Nutrition
13 Murray Hill Road                                         University School of Medicine;   21 Co. (marketing);
Scarsdale, NY                                               Trustee (1992 to 2002) of the    Director (2002 to
10583                                                       Trudeau Institute (medical       Present) of
                                                            research institute); Senior      Comprehensive
                                                            Medical Consultant (1974 to      Neuroscience
                                                            2002) for the National High      (research and
                                                            Blood Pressure Education         pharmaceutical site
                                                            Program of the National Heart,   management company).
                                                            Lung and Blood Institute;
                                                            Trustee of Third Avenue
                                                            Variable Series Trust (7/99 to
                                                            Present).

ERIC RAKOWSKI (48)     Trustee since    Trustee             Professor (1990 to Present) at   Trustee, The Managers
571 Woodmont Avenue    8/02                                 University of California at      Funds (1999 to
Berkeley, CA 94708                                          Berkeley School of Law.          Present) (9
                                                            Trustee of Third Avenue          portfolios); Trustee
                                                            Variable Series Trust (8/02 to   of Managers AMG Funds

                                                            Present).                        (1999 to Present) (6
                                                                                             portfolios), Managers
                                                                                             Trust I (2000 to
                                                                                             Present) (11
                                                                                             portfolios) and
                                                                                             Managers Trust II
                                                                                             (2000 to Present) (7
                                                                                             portfolios).

MARTIN SHUBIK (80)     Trustee          Trustee             Seymour H. Knox Professor        N/A
Yale University        since 11/90                          (1975 to Present) of
Dept. of Economics                                          Mathematical Institutional
Box 2125, Yale                                              Economics, Yale University;
Station                                                     Trustee of Third Avenue
New Haven, CT                                               Variable Series Trust (7/99 to
06520                                                       Present); Director, Perini
                                                            Corp. (2004-2006).

CHARLES C.             Trustee          Trustee             President and Owner (2006 to     N/A
WALDEN                 since 5/96                           Present) of Sound Capital
(62)                                                        Associates, LLC (consulting
11 Williamsburg                                             firm); Executive
Circle,                                                     Vice-President and Chief
Madison, CT                                                 Investment Officer of
06443                                                       Investments and Chief
                                                            Investment Officer (1973 to
                                                            1/07) Knights of Columbus
                                                            (fraternal benefit society
                                                            selling life insurance and
                                                            annuities); Trustee of
                                                            Third Avenue Variable
                                                            Series Trust (7/99 to
                                                            Present); Chartered
                                                            Financial Analyst.


* Each trustee serves until his successor is duly elected and qualified.

** Messrs. Whitman and Barse are "interested trustees" of the Trust, due to their employment with and indirect ownership interests in the Adviser and the Distributor.


ADVISORY MEMBER OF THE TRUST


                             TERM OF OFFICE
                             AND LENGTH OF    POSITION(S) HELD    PRINCIPAL OCCUPATION(S)       OTHER  DIRECTORSHIPS
NAME, AGE & ADDRESS          TIME SERVED*     WITH REGISTRANT     DURING PAST 5 YEARS           HELD BY TRUSTEE

PHYLLIS W. BECK* (79)        Advisory         Advisory Member     Counsel, Pepper Hamilton      N/A
Independence Foundation      Member since                         (2006 to Present);
200 South Broad Street       8/02                                 Associate Judge (1981 to
Philadelphia, PA 19102                                            2006) of the Superior
                                                                  Court of Pennsylvania;
                                                                  Trustee of Third Avenue
                                                                  Variable Series Trust (7/99
                                                                  to 8/02); Trustee or
                                                                  Director of Third Avenue
                                                                  Trust or its predecessor
                                                                  (11/92 to 8/02).


*Phyllis W. Beck is the sister of Martin J. Whitman, Chairman of  the Trust.

PRINCIPAL TRUST OFFICERS WHO ARE NOT TRUSTEES


                           POSITION(S) HELD    PRINCIPAL OCCUPATION(S)                OTHER
NAME, AGE & ADDRESS        WITH REGISTRANT     DURING PAST 5 YEARS                    DIRECTORSHIPS
                                                                                      HELD BY OFFICER
VINCENT J. DUGAN (41)      Treasurer and CFO   Treasurer and Chief Financial Officer  N/A
622 Third Avenue                               (CFO) (9/04 to Present) of Third
New York,  NY 10017                            Avenue Trust; Treasurer and CFO
                                               (9/04 to Present) of Third Avenue
                                               Variable Series Trust; Chief
                                               Operating Officer (COO) and CFO
                                               (8/04 to Present) of Third Avenue
                                               Management LLC and subsidiaries;
                                               COO and CFO (8/04 to Present) of
                                               Third Avenue Holdings Delaware
                                               LLC; COO and CFO (8/04 to
                                               Present) of MJ Whitman LLC and
                                               subsidiaries; COO and CFO (8/04
                                               to Present) of other funds
                                               advised by Third Avenue
                                               Management LLC (8/04 to Present);
                                               Partner Ernst & Young LLP (6/02
                                               to 8/04); Partner Arthur Andersen
                                               LLP (9/98 to 6/02).

W. JAMES HALL III (42)     General             General  Counsel and Secretary         N/A
622 Third Avenue           Counsel             (6/00 to Present) of Third Avenue
New York, NY 10017                             Trust; General Counsel and
                                               Secretary (9/00 to Present) of
                                               Third Avenue Variable Series
                                               Trust; General Counsel and
                                               Secretary (9/00 to Present) of
                                               EQSF Advisers, Inc., and its
                                               successor, Third Avenue
                                               Management LLC; General Counsel
                                               and Secretary (12/00 to 7/02) of
                                               Danielson Holding Corporation;
                                               General Counsel and Secretary
                                               (5/00 to Present) of M.J.
                                               Whitman, Inc. and its successor,
                                               M.J. Whitman LLC; General Counsel
                                               and Secretary of other funds
                                               advised by Third Avenue
                                               Management LLC (7/02 to Present);
                                               General Counsel and Secretary
                                               (5/00 to 8/02) of M.J. Whitman
                                               Advisers, Inc.

JOSEPH REARDON (46)        Chief Compliance    Chief Compliance Officer (4/05 to      N/A
622 Third Avenue           Officer             Present) of Third Avenue Trust,
New York, NY 10017                             Third Avenue Variable Series
                                               Trust, and Third Avenue
                                               Management LLC; Chief Compliance
                                               Officer (10/04 to 3/05) of WPG
                                               Tudor Fund, WPG Large Cap Growth
                                               Fund, WPG Funds Trust; (3/00 to
                                               3/05) Vice President and
                                               Secretary of WPG Tudor Fund, WPG
                                               Large Cap Growth Fund and WPG
                                               Funds Trust.

MICHAEL BUONO (39)         Controller          Controller (5/06 to Present) of        N/A
622 Third Avenue                               Third Avenue Trust; Controller
New York, NY 10017                             (5/06 to Present) of Third Avenue
                                               Variable Series Trust; Vice
                                               President and Assistant
                                               Controller (12/05 to 5/06) of
                                               Legg Mason Partners Funds; Vice
                                               President and Assistant
                                               Controller (12/98 to 12/05) of
                                               Citgroup Asset Management.

The Board of Trustees has established three committees, Audit, Valuation and Fair Value. The Audit Committee consists of Messrs. Walden, Aber and Shubik. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust's independent auditors. During the fiscal year ended October 31, 2006, the Audit Committee held three meetings. The Valuation Committee is composed of the Trust's President, Chief Financial Officer, Controller and General Counsel, and the Fair Value Committee is composed of all independent Trustees of the Trusts. These Committees will assist the Board in establishing valuation policies, in providing direction to the Adviser regarding the principles of valuing certain securities or types of securities, and in reviewing valuations determined by the Adviser. The Valuation Committee and a member of the Fair Value Committee meet or confer as needed between Board meetings.

The Trust and Third Avenue Variable Series Trust pay each independent Trustee an annual stipend of $50,000 on a quarterly basis each year for service to the Fund complex, effective July 1, 2006. Prior to July 1, 2006, the annual stipend was $44,000 for each Trustee. The Trust pays, together with Third Avenue Variable Series Trust, each independent Trustee a fee of $4,000 for each meeting of the Fund complex of the Board of Trustees that he or she attends, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. If a special board meeting is required, each independent Trustee will receive a fee of $2,000. The and Third Avenue Variable Series Trust on a quarterly basis each year for service to the Fund complex The Trust paid Trustees in the aggregate $ in such fees and expenses for the year ended October 31, Trustees do not receive any pension or retirement benefits.lead independent Trustee will receive a supplemental retainer of $5,000. The Trustees on the Audit Committee receive $1,500 for each meeting they attend, and the Audit Committee Chairman will receive a supplemental $2,000 retainer. The Trust and Third Avenue Variable Series Trust each bear the Trustees' fees and expenses in proportion to the percentage of aggregate net assets represented by each. Trustees do not receive any pension or retirement benefits. The Trust paid Trustees in the aggregate $523,342 in such fees and expenses for the year ended October 31, 2006.

For the fiscal year ended October 31, 2006, the aggregate amount of compensation paid to each Trustee by the Trust is listed below.


                               COMPENSATION TABLE


                                                     AGGREGATE                TOTAL COMPENSATION
                                                 COMPENSATION FROM          FROM THE TRUST AND FUND
                                                   THE TRUST FOR           COMPLEX PAID TO TRUSTEES
                                                 FISCAL YEAR ENDED           FOR FISCAL YEAR ENDED
          NAME AND POSITION HELD                OCTOBER 31, 2006*            OCTOBER 31, 2006*

Martin J. Whitman, Chairman, Trustee                    $0                            $0
David M. Barse, President, CEO, Trustee                 $0                            $0
Jack W. Aber, Trustee                                $67,755                      $70,000
William E. Chapman, II, Trustee                      $63,398                      $65,500
Lucinda Franks, Trustee                              $63,398                      $65,500
Edward J. Kaier, Trustee                             $63,398                      $65,500
Marvin Moser, Trustee                                $63,398                      $65,500
Eric Rakowski, Trustee                               $63,398                      $65,500
Martin Shubik, Trustee                               $67,755                      $70,000
Charles C. Walden, Trustee                           $69,693                      $72,000

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $16,346 for all Trustees as a group.

                             TRUSTEE SHARE OWNERSHIP


The following chart provides information about each Trustee's share ownership in the Funds and the Third Avenue Variable Series Trust as of December 31, 2006:


  INDEPENDENT TRUSTEES


---------------------------------------------------------------------------------------------------------------------------
       NAME OF TRUSTEE                   DOLLAR RANGE OF EQUITY                            AGGREGATE DOLLAR RANGE OF
                                         SECURITIES IN THE FUNDS                      EQUITY SECURITIES IN ALL REGISTERED
                                                                                             INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN THE
                                                                                                 FUND COMPLEX
---------------------------------------------------------------------------------------------------------------------------
Jack W. Aber                Third Avenue Value Fund -$50,001-100,000                             over $100,000
                            Third Avenue Small-Cap Value Fund - $10,001-$50,000
                            Third Avenue Real Estate Value Fund - $10,001-$50,000
                            Third Avenue International Value Fund - $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------
William E. Chapman, II      Third Avenue Value Fund - over $100,000                              over $100,000
                            Third Avenue Small-Cap Value Fund - $50,001-100,000
                            Third Avenue Real Estate Value Fund - over $100,000
                            Third Avenue International Value Fund - over $100,000
---------------------------------------------------------------------------------------------------------------------------
Lucinda Franks              Third Avenue Value Fund - $10,001-$50,000                         $50,001 - $100,000
                            Third Avenue Small-Cap Value Fund - $1-10,000
                            Third Avenue Real Estate Value Fund - $1-10,000
                            Third Avenue International Value Fund - $0
---------------------------------------------------------------------------------------------------------------------------
Edward J. Kaier             Third Avenue Value Fund - $10,001-$50,000                            over $100,000
                            Third Avenue Small-Cap Value Fund - $1-10,000
                            Third Avenue Real Estate Value Fund - $10,001-$50,000
                            Third Avenue International Value Fund - $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------
Marvin Moser                Third Avenue Value Fund - over $100,000                              over $100,000
                            Third Avenue Small-Cap Value Fund - over $100,000
                            Third Avenue Real Estate Value Fund - $100,000
                            Third Avenue International Value Fund - over $100,000
---------------------------------------------------------------------------------------------------------------------------
Eric Rakowski               Third Avenue Value Fund -$10,001-$50,000                            over $100,000
                            Third Avenue Small-Cap Value Fund - $0
                            Third Avenue Real Estate Value Fund - $10,001-$50,000
                            Third Avenue International Value Fund - $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------
Martin Shubik               Third Avenue Value Fund - over $100,000                              over $100,000
                            Third Avenue Small-Cap Value Fund - over $100,000
                            Third Avenue Real Estate Value Fund - over $100,000
                            Third Avenue International Value Fund - $0
---------------------------------------------------------------------------------------------------------------------------
Charles C. Walden           Third Avenue Value Fund - over $100,000                              over $100,000
                            Third Avenue Small-Cap Value Fund - $50,001-100,000
                            Third Avenue Real Estate Value Fund - $50,001-100,000
                            Third Avenue International Value Fund - $1-10,000
---------------------------------------------------------------------------------------------------------------------------

  INTERESTED TRUSTEES


---------------------------------------------------------------------------------------------------------------------------
       NAME OF TRUSTEE                   DOLLAR RANGE OF EQUITY                            AGGREGATE DOLLAR RANGE OF
                                         SECURITIES IN THE FUNDS                      EQUITY SECURITIES IN ALL REGISTERED
                                                                                             INVESTMENT COMPANIES
                                                                                         OVERSEEN BY TRUSTEES IN THE
                                                                                                 FUND COMPLEX
---------------------------------------------------------------------------------------------------------------------------
Martin J. Whitman           Third Avenue Value Fund - over $100,000                             over $100,000
                            Third Avenue Small-Cap Value Fund - over $100,000
                            Third Avenue Real Estate Value Fund - over $100,000
                            Third Avenue International Value Fund - over $100,000
---------------------------------------------------------------------------------------------------------------------------
David M. Barse              Third Avenue Value Fund - over $100,000                             over $100,000
                            Third Avenue Small-Cap Value Fund - over $100,000
                            Third Avenue Real Estate Value Fund - over $100,000
                            Third Avenue International Value Fund - over $100,000
---------------------------------------------------------------------------------------------------------------------------


                             PRINCIPAL STOCKHOLDERS


The following persons owned of record, or were known to the Trust to beneficially own, 5 percent or more of the outstanding common stock of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND and THIRD AVENUE INTERNATIONAL VALUE FUND as of February 1, 2007:


THIRD AVENUE VALUE FUND


                                                                    PERCENTAGE OF
NAME AND ADDRESS                                              THIRD AVENUE VALUE FUND
----------------                                              -----------------------

Charles Schwab & Co., Inc.(1)
101 Montgomery Street                                                  35.71%
San Francisco, CA 94104

National Financial Services Corp.(2)
P.O. Box 3908
Church Street Station                                                  18.06%
New York, NY 10008-3908

Donaldson Lufkin & Jenrette
Securities Corporation(2)
Mutual Funds Dept. 7th Floor                                            6.65%
Jersey City, NJ 07399

THIRD AVENUE SMALL-CAP VALUE FUND


                                                                                  PERCENTAGE OF
                                                                             THIRD AVENUE SMALL-CAP
NAME AND ADDRESS                                                                   VALUE FUND
--------------------------------------                                ------------------------------------

Charles Schwab & Co., Inc. (1)
101 Montgomery Street                                                                39.51%
San Francisco, CA 94104

National Financial Services Corp. (2)
P.O. Box 3908                                                                        18.94%
Church Street Station
New York, NY 10008-3908

Donaldson Lufkin & Jenrette Securities
Corporation(2)                                                                        7.43%
Mutual Funds Dept. 7th Floor
Jersey City, NJ 07399



THIRD AVENUE REAL ESTATE VALUE FUND


                                                                                  PERCENTAGE OF
                                                                                  THIRD AVENUE
NAME AND ADDRESS                                                             REAL ESTATE VALUE FUND
--------------------------------------                                ------------------------------------

Charles Schwab & Co., Inc.(1)
101 Montgomery Street                                                                31.45%
San Francisco, CA 94104

National Financial Services Corp.(2)
P.O. Box 3908                                                                        27.47%
Church Street Station
New York, NY 10008-3908

Donaldson Lufkin & Jenrette Securities
Corporation(2)
Mutual Funds Dept. 7th Floor                                                          8.73%
Jersey City, NJ 07399

THIRD AVENUE INTERNATIONAL VALUE FUND


                                                                           PERCENTAGE OF THIRD AVENUE
NAME AND ADDRESS                                                            INTERNATIONAL VALUE FUND
--------------------------------------                                ------------------------------------

Charles Schwab & Co., Inc.(1)
101 Montgomery Street                                                                25.41%
San Francisco, CA 94104

National Financial Services Corp.(2)
P.O. Box 3908                                                                        23.77%
Church Street Station
New York, NY 10008-3908

Donaldson Lufkin & Jenrette Securities
Corporation(2)                                                                        9.26%
Mutual Funds Dept. 7th Floor
Jersey City, NJ 07399

National Investors Services Corp.(2)
55 Water Street, 32nd Floor                                                           5.15%
New York, NY 100141


(1) Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund, and also holds shares for the benefit of its clients.

(2) Donaldson Lufkin & Jenrette Securities Corporation, National Financial Services Corp., National Investor Services Corp, and Raymond James Financial Services are broker-dealers holding shares for the benefit of their respective clients.


The officers and Trustees of the Funds owned, in the aggregate, less than 1% of each of the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and Third Avenue International Value Fund.


                               INVESTMENT ADVISER

The investment adviser to the Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. ("AMG"), and the remaining portion is owned by the senior management of the Adviser, including Martin J. Whitman, other key employees of the Adviser, and the children of Martin J. Whitman. AMG is a holding company that holds interests in several investment management firms. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser's senior management.


The  following  individuals  are  affiliated  persons  of both the Trust and the
Adviser:

NAME                       CAPACITY WITH TRUST                CAPACITY WITH ADVISER
----                       -------------------                ---------------------
Martin J. Whitman          Chairman                           Co-CIO
David M. Barse             President, CEO and Trustee         President and CEO
Vincent J. Dugan           Treasurer and CFO                  COO and CFO
W. James Hall              General Counsel and Secretary      General Counsel and Secretary
Joseph Reardon             Chief Compliance Officer           Chief Compliance Officer
Michael Buono              Controller                         Controller

                          INVESTMENT ADVISORY AGREEMENT


The investment advisory services of the Adviser are furnished to each of the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser (or its predecessor entity) has provided investment advisory services to the Funds since their inception.


Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and makes and executes recommendations for the purchase and sale of securities. Although the Adviser is responsible for selecting brokers and obtaining best execution, the Advisory Agreement does not require the Adviser to maintain a trading desk for that purpose (see "Portfolio Trading Practices" discussed below). The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust. However, in the event that any person serving as an officer of the Trust has both executive duties attendant to such offices and administrative duties to the Trust apart from such office, the
Adviser does not pay any amount relating to the performance of such administrative duties.

All other expenses incurred in the operation of the Funds and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Funds. Any expense which cannot be allocated to a specific Fund will be allocated to each of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may waive receipt of its fees and/or assume certain expenses of a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors.

The Advisory Agreement continues from year to year if approved annually by the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Trust, and by vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time without penalty, upon 60 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND pay the Adviser a monthly fee of 1/12 of 0.90% (an annual rate of 0.90%) on the average daily net assets in each Fund during the prior month. THIRD AVENUE INTERNATIONAL VALUE FUND pays the Adviser a monthly fee in an amount equal to 1/12 of 1.25% (an annual rate of 1.25%) on the average daily net assets in the Fund during the prior month.


During the fiscal years ended  October 31, 2006,  2005,  and 2004,  THIRD AVENUE
VALUE  FUND  paid  investment  advisory  fees  to the  Adviser  of  $71,839,021,
$46,025,781, and $29,680,702, respectively. During the fiscal years ended October 31, 2006, 2005, and 2004, THIRD AVENUE SMALL-CAP VALUE FUND paid investment advisory fees to the Adviser of $20,717,653, $12,769,997, and $6,568,680, respectively. During the fiscal years ended October 31, 2006, 2005, and 2004, THIRD AVENUE REAL ESTATE VALUE FUND paid investment advisory fees to the Adviser of $26,920,787, $22,371,503, and $10,025,020, respectively. During the fiscal year ended October 31, 2006, 2005, and 2004, THIRD AVENUE INTERNATIONAL VALUE FUND paid investment advisory fees to the Adviser of $28,176,007, $15,639,851, $2,847,644, respectively.


Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of THIRD AVENUE VALUE FUND or THIRD AVENUE SMALL-CAP VALUE FUND exceeds 1.90% of the first $100 million of average daily net assets of the Fund, and 1.50% of assets in excess of $100 million, the Adviser currently is obligated to reimburse the Fund in an amount equal to that excess. Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of THIRD AVENUE REAL ESTATE VALUE FUND exceeds 1.50% of average daily net assets of the Fund, the Adviser currently is obligated to reimburse the Fund in an amount equal to that excess. Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of THIRD AVENUE INTERNATIONAL VALUE FUND exceeds 1.75% of average daily net assets of the Fund, the Adviser is currently obligated to reimburse the Fund in an amount equal to that excess.

If a Fund's operating expenses fall below the expense limitation, that Fund will begin paying the Adviser for the amount contributed on behalf of the Fund by the Adviser (or its predecessor entity). This repayment will continue for up to three years after the end of the fiscal year in which an expense is waived or reimbursed by the Adviser (or its predecessor entity), subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three-year period expires. Either the Adviser or the Trust may terminate the foregoing reimbursement arrangements at any time.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


As of October 31, 2006, Martin J. Whitman managed or was a member of the management team for the following accounts (other than the Third Avenue Value
Fund):

--------------------------- ---------------------- ----------------------- ------------------- --------------
         Type of                  Number of              Assets of             Number of          Assets
         Account                  Accounts                Accounts          Accounts Subject   Subject to a
                                                                            to a Performance    Performance
                                                                                  Fee               Fee
--------------------------- ---------------------- ----------------------- ------------------- --------------
Registered Investment       2                      $301 million            None                None
Companies
--------------------------- ---------------------- ----------------------- ------------------- --------------
Pooled Investment           None                   None                    None                None
Vehicles Other Than
Registered Investment
Companies
--------------------------- ---------------------- ----------------------- ------------------- --------------
Other Accounts              13*                    Over $1 million         None                None
--------------------------- ---------------------- ----------------------- ------------------- --------------

* Martin J. Whitman manages these accounts in a personal capacity and receives no advisory fee for these accounts.


         As of October 31, 2006, Curtis R. Jensen managed or was a member of the management team for the following accounts (other than the Third Avenue Small-Cap Value Fund):

-------------------------- --------------------- ----------------------- ------------------- ----------------
         Type of            Number of Accounts         Assets of             Number of       Assets Subject
         Account                                        Accounts          Accounts Subject        to a
                                                                          to a Performance     Performance
                                                                                Fee                Fee
-------------------------- --------------------- ----------------------- ------------------- ----------------
Registered Investment      4                     $3.1 billion            None                None
Companies
-------------------------- --------------------- ----------------------- ------------------- ----------------
Pooled Investment          None                  None                    None                None
Vehicles Other Than
Registered Investment
Companies
-------------------------- --------------------- ----------------------- ------------------- ----------------
Other Accounts             4*                    Over $1 million         None                None
-------------------------- --------------------- ----------------------- ------------------- ----------------

*Curtis R. Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

         As of October 31, 2006, Michael Winer managed or was a member of the management team for the following accounts (other than the Third Avenue Real Estate Value Fund):

-------------------------- ---------------------- ---------------------- ------------------- ----------------
         Type of            Number of Accounts         Assets of             Number of       Assets Subject
         Account                                        Accounts          Accounts Subject        to a
                                                                          to a Performance     Performance
                                                                                Fee                Fee
-------------------------- --------------------- ----------------------- ------------------- ----------------
Registered Investment      None                   None                   None                None
Companies
-------------------------- ---------------------- ---------------------- ------------------- ----------------
Pooled Investment          1                      $50 million            1                   $50 million
Vehicles Other Than
Registered Investment
Companies
-------------------------- ---------------------- ---------------------- ------------------- ----------------
Other Accounts             26**                   $140 million           None                None
-------------------------- ---------------------- ---------------------- ------------------- ----------------

** Mr. Winer also manages four accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.


         As of October 31, 2006, Amit Wadhwaney managed or was a member of the management team for the following accounts (other than the Third Avenue International Value Fund):

-------------------------- ---------------------- ---------------------- ------------------- ----------------
         Type of            Number of Accounts         Assets of             Number of       Assets Subject
         Account                                        Accounts          Accounts Subject        to a
                                                                          to a Performance     Performance
                                                                                Fee                Fee
-------------------------- ---------------------- ----------------------- ------------------ ----------------
Registered Investment      None                   None                    None               None
Companies
-------------------------- ---------------------- ---------------------- ------------------- ----------------
Pooled Investment          5                      $902 million           2                   $559 million
Vehicles Other Than
Registered Investment
Companies
-------------------------- ---------------------- ---------------------- ------------------- ----------------
Other Accounts             89*                    $1.0 billion           None                None
-------------------------- ---------------------- ---------------------- ------------------- ----------------

* Mr. Wadhwaney also manages three accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.

The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another, such as performance or higher fees paid to the Adviser, or in which portfolio managers have personal investments or an interest in the receipt of advisory fees. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment decisions for other clients or accounts (including accounts which are private partnerships or have performance compensation or potentially higher fees paid to the Adviser, or in which portfolio managers have personal investments or an interest in the receipt of advisory fees) which may be the same as or different from those made for the Funds. In addition, the Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which the

Adviser or any of its affiliates or the officers, managers, board directors and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. The
Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but will not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Fund, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for any of the Funds.

PORTFOLIO MANAGER COMPENSATION


Compensation is structured so that key professionals benefit from staying with the Adviser. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of Senior Management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Obviously, many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in any one Fund as well as the performance and assets held in the Funds collectively as well as the portfolios managed for the Adviser's other clients. However, there are not set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When Portfolio Managers also perform additional management functions within the Adviser, those contributions may also be considered in the determination of bonus compensation. Each Portfolio Manager who is a partner in the Adviser also receives a quarterly pro rata distribution based on the revenues of the Adviser as a whole. The amount of these revenues is affected by many different factors, but the portion paid to each partner remains constant, subject to the admission or departure of partners during any given time period.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


As of October 31, 2006, the end of the Portfolio's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund he manages is shown below:

------------------------------------------ ------------------------------------------------------------------
PORTFOLIO MANAGER                          DOLLAR RANGE OF THE PORTFOLIO'S SECURITIES OWNED
------------------------------------------ ------------------------------------------------------------------

------------------------------------------ ------------------------------------------------------------------
Martin J. Whitman                          Third Avenue Value Fund: over $1,000,000
------------------------------------------ ------------------------------------------------------------------
Curtis Jensen                              Third Avenue Small-Cap Value Fund: over $1,000,000
------------------------------------------ ------------------------------------------------------------------
Michael Winer                              Third Avenue Real Estate Value Fund: over $1,000,000
------------------------------------------ ------------------------------------------------------------------
Amit Wadhwaney                             Third Avenue International Value Fund: over $1,000,000
------------------------------------------ ------------------------------------------------------------------




                                   DISTRIBUTOR

The distribution services of M.J. Whitman LLC, 622 Third Avenue, New York, NY 10017, the Funds' Distributor, are furnished to each Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). Under each Distribution Agreement, the Distributor (1) assists in the sale and distribution of each Fund's shares on a continuous basis; and (2) qualifies and maintains its qualification as a broker-dealer in such states where shares of the Funds are registered for sale.

Each Distribution Agreement will remain in effect provided that it is approved at least annually by the Board of Trustees or by a majority of the Fund's outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. Each Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days written notice.


During the fiscal year ended October 31, 2006, M.J. Whitman LLC, an affiliate of
the  Adviser,   received   commissions  for  the  execution  of  Fund  portfolio
transactions as follows:

      NAME OF                NAME OF          NET UNDERWRITING  COMPENSATION ON    BROKERAGE        OTHER
     PRINCIPAL                FUND            DISCOUNTS AND     REDEMPTIONS AND   COMMISSIONS    COMPENSATION
    UNDERWRITER                               COMMISSIONS        REPURCHASES

M.J. Whitman LLC            Value Fund            None               None         $2,400,811        None
M.J. Whitman LLC       Small-Cap Value Fund       None               None         $1,074,329        None
M.J. Whitman LLC      Real Estate Value Fund      None               None           $404,725        None
M.J. Whitman LLC     International Value Fund     None               None         $1,181,008        None


                                  ADMINISTRATOR

The Funds have entered into a Services Agreement (the "Services Agreement") with PFPC Inc. ("PFPC"), including PFPC's predecessors in interest. The Services Agreement provides that PFPC will provide certain accounting, transfer agency and shareholder services to each Fund. The Services Agreement may be terminated at any time (effective after such initial term) without penalty, upon 180 days written notice by either party to the other, and will automatically be terminated  upon  any  assignment  thereof.  The  Funds  have  entered  into  an
Administration Agreement (the "Administration Agreement") with the Adviser, which provides that the Adviser will provide all administrative services to the Funds other than those relating to those performed by PFPC under the Services Agreement. The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC pursuant to which PFPC performs certain of those services on behalf of the Adviser. Pursuant to the Administration Agreement, the Adviser (or PFPC, if so delegated by the Adviser under the Sub-Administration Agreement) provides blue-sky administration, performs bill processing and payment services, completes industry questionnaires, and prepares financial, management, tax and regulatory reports. The Administration Agreement has an initial three year term and may be terminated at any time (effective after such initial term) without penalty, upon 180 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof. The Trust has agreed to pay the Adviser pursuant to the Administration Agreement an amount equal to $174,590 per annum plus an amount equal to 50% of the excess of (i)(x) $191,022 plus (y) an amount equal to .01% of the Fund's average net assets in excess of $1 billion minus
(ii) $174,590, and the Adviser has agreed to pay PFPC $180,775 per annum pursuant to the Sub-Administration Agreement.


During the fiscal year ended October 31, 2006, the Funds paid fees to the Adviser for these services in the following amounts: THIRD AVENUE VALUE FUND $466,952, THIRD AVENUE SMALL-CAP VALUE FUND $134,785, THIRD AVENUE REAL ESTATE VALUE FUND $175,285, and THIRD AVENUE INTERNATIONAL VALUE FUND $131,952. During the fiscal year ended October 31, 2005, the Funds paid fees to the Adviser for these services in the following amounts: THIRD AVENUE VALUE FUND $321,048, THIRD AVENUE SMALL-CAP VALUE FUND $88,900, THIRD AVENUE REAL ESTATE VALUE FUND $155,930, and THIRD AVENUE INTERNATIONAL VALUE FUND $77,637. During the fiscal year ended October 31, 2004, the Funds paid fees to the Adviser for these services in the following amounts: THIRD AVENUE VALUE FUND $240,990, THIRD

AVENUE SMALL-CAP VALUE FUND $56,513, THIRD AVENUE REAL ESTATE VALUE FUND $78,398, and THIRD AVENUE INTERNATIONAL VALUE FUND $16,734.


                                    CUSTODIAN

Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, NJ 08540-6231, serves as custodian for the Funds pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of each Fund; (2) holds and transfers portfolio securities on account of each Fund; (3) accepts receipts and makes disbursements of money on behalf of each Fund; (4) collects and receives all income and other payments and distributions on account of each Fund's securities; and (5) makes periodic reports to the Board of Trustees concerning each Fund's operations. CTC will custody each Fund's foreign assets with foreign custodians, pursuant to the requirements of Rule 17f-5 under the 1940 Act.

                       TRANSFER AND DIVIDEND PAYING AGENT

PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212, is the transfer and dividend paying agent for each of the Funds.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds. The independent registered public accounting firm audits the financial statements of the Funds following the end of each fiscal year and provides a report to the Board of Trustees of the results of the audit.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties. Each Fund discloses its top ten portfolio holdings on a monthly basis approximately 15 business days after month end by posting this information on its website and discloses substantially all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. These disclosures are public and are publicly available on an ongoing basis.


Other disclosures of portfolio holdings information will only be made following a determination by the Funds' Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Funds - namely, the Adviser, PFPC, CTC, auditors and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Funds. It is not the present intention of the Funds to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the of such details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.


The Trust's policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser and the Underwriter. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust's procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

                                 CODE OF ETHICS

The Trust, the Adviser and the Distributor have adopted a code of ethics as required by the 1940 Act, the Investment Advisers Act of 1940 (for the Adviser
only), and relevant SEC rules. The code of ethics applies to all individuals who have access to or knowledge of the Funds' activities. The code of ethics permits these individuals to transact in securities only pursuant to relevant restrictions adopted in conformance with the 1940 Act and SEC Rules. Among other things, the code prohibits access persons from transacting in securities held by the Funds or under consideration for purchase by the Funds.

                              PROXY VOTING POLICIES


The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Adviser's proxy voting policy, client portfolio securities must be voted in the best interests of the clients.


Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, Adviser's clients' elections of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below. On issues not specifically addressed by the guidelines, the Adviser will analyze how the proposal may affect the value of the Fund(s) holding the security and vote in accordance with what it believes to be the best interests of Fund shareholders.

The Adviser will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, the Adviser may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

The Adviser's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held by the Funds. The Accounting Department forwards proxy and other solicitation materials received to the General Counsel or his designee who presents the proxies to the Adviser's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by the Adviser's President, determines how the proxies will be voted applying the Adviser's policy guidelines. The Adviser's General Counsel or his designee field any potential conflict issues and documents voting determinations. The Proxy Voting Committee may seek the input of the Adviser's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines must be documented in writing. The Adviser's General Counsel or his designee instructs the Accounting Department to vote the proxies in accordance with determinations reached under the process described above. The Accounting Department votes the proxies by an appropriate method in accordance with instructions received.


Any employee of the Adviser who may have direct or indirect influence on proxy voting decision who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser's General Counsel. The Adviser's General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser's General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or
(5) presenting the conflict to the Board of Trustees of the Trust and obtaining direction on how to vote.

The Adviser maintains required records relating to votes cast, client requests for information and the Adviser's proxy voting policies and procedures in accordance with applicable law.

For anyone wishing to receive information on how a Fund voted during the year ended June 30th, the information can be obtained after the following August 31st without cost:

     o    on the Funds' website at www.thirdavenuefunds.com or

     o on a web site maintained by the Securities and Exchange Commission, www.sec.gov.


                           PORTFOLIO TRADING PRACTICES


Under each Fund Advisory Agreement between the Trust and the Adviser, the Adviser is not obligated to maintain a trading desk to assist in selecting brokers and dealers or to execute portfolio transactions. In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, at reasonable commission rates). In the experience of the Adviser, it is often able to obtain at least as favorable prices and execution after commission through its affiliated brokers, including where those brokers execute through an ECN acting as an exchange or with a primary market maker, and is also able to maintain a higher degree of confidentiality. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid. Under its Advisory Agreement with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Funds. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into any formal soft dollar arrangements with broker-dealers. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades.

The Adviser intends to use M.J. Whitman LLC and Private Debt LLC, who are affiliated with the Adviser, as brokers for the Funds where, in the Adviser's judgment, such firms will be able to obtain a price and execution at least as favorable as other qualified brokers and at a favorable commission. M.J. Whitman LLC is a securities broker-dealer, and Private Debt LLC is a broker of various types of debt instruments that are not considered securities under the Securities Exchange Act. In determining the commissions to be paid to M.J. Whitman LLC and Private Debt LLC, it is the policy of the Adviser that such commissions will, in the judgment of the Adviser, be (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable as commissions contemporaneously charged by M.J. Whitman LLC or Private Debt LLC, as the case may be, on comparable transactions for its most favored unaffiliated customers, except for any customers of M.J. Whitman LLC or Private Debt LLC, as the case may be, considered by a majority of the independent Trustees not to be comparable to the Funds. The Adviser does not deem it practicable or in the best interests of the Funds to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers.


The Trustees from time to time, at least on a quarterly basis, review, among other things, all the Funds' portfolio transactions, including information relating to the commissions charged by M.J. Whitman LLC and Private Debt

LLC to the Funds and to their other customers, information concerning the prevailing level of commissions charged by other qualified brokers, and information regarding the price and quality of execution of M.J. Whitman LLC compared to other brokers. In addition, the procedures pursuant to which M.J. Whitman LLC and Private Debt LLC effect brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the disinterested Trustees. David M. Barse, W. James Hall and Vincent Dugan, who are executive officers of the Trust and the Adviser, are also executive officers of M.J. Whitman LLC and Private Debt LLC, and participate in the profits of such firms, as may Martin J. Whitman, who is a Trustee and Co-Chief Investment Officer, and an equity holder in the parent of the Adviser.

To the knowledge of the Funds, no affiliated person of the Funds receives give-ups or reciprocal business in connection with security transactions of the Funds. The Funds do not effect securities transactions through brokers in accordance with any formula, nor will they take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Funds, including M.J. Whitman LLC and Private Debt LLC, from time to time may effect purchases of Fund shares for their customers. M.J. Whitman LLC pays a portion of its brokerage commissions to other brokerage firms and its clearing agents. The Board of Trustees of the Trust has adopted policies and procedures which prohibit the direction of Fund transactions for compensation for promotion or distribution of Fund shares.


For the fiscal year ended October 31, 2006, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $3,288,966, of which approximately $2,400,811 (or 73%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2005, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $3,254,767, of which approximately $2,840,672 (or 87%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2004, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $1,548,590, of which approximately $1,133,690 (or 73%) was paid to M.J. Whitman LLC and approximately $87,500 (or 6 THIRD AVENUE VALUE FUND incurred total brokerage commissions of $ of which approximately $%) was paid to Private Debt LLC.

For the fiscal year ended October 31, 2006, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $1,328,547, of which approximately $1,074,329 (or 81%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2005, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $1,147,782, of which approximately $912,360 (or 79%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2004, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $859,261, of which approximately $775,984 (or 90%) was paid to M.J. Whitman LLC.

For the fiscal year ended October 31, 2006, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $1,050,718, of which approximately $404,725 (or 39%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2005, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $2,230,697, of which approximately $1,422,809 (or 64%) was paid to M.J. Whitman LLC and approximately $31,263 (or 1%) was paid to Private Debt LLC. For the fiscal year ended October 31, 2004, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $1,064,030, of which approximately $978,095 (or 92%) was paid to M.J. Whitman LLC and approximately $1,031 (or 0.1%) was paid to Private Debt LLC.

For the fiscal year ended October 31, 2006, THIRD AVENUE INTERNATIONAL VALUE FUND incurred total brokerage commissions of $2,676,371, of which approximately $1,181,008 (or 44%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2005, THIRD AVENUE INTERNATIONAL VALUE FUND incurred total brokerage commissions of $1,914,864, of which approximately $631,221 (or 33%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2004, THIRD AVENUE INTERNATIONAL VALUE FUND incurred total brokerage commissions of $573,703, of which approximately $139,287 (or 24%) was paid to M.J. Whitman LLC.

For each of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund, the aggregate dollar amount of broker commissions paid in the 2006 fiscal year differed materially from the aggregate dollar amount of broker commissions paid in the 2005 fiscal year and the 2004 fiscal year. These differences were caused by multiple factors which include changes in the net assets of a Fund and/or changes in either inflows or outflows of shareholder activity within a Fund and/or changes in the portfolio turnover rate for a Fund.

For the fiscal year ended October 31, 2006, THIRD AVENUE VALUE FUND effected 95% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other brokers acting as principal.

For the fiscal year ended October 31, 2006, THIRD AVENUE SMALL-CAP VALUE FUND effected 95% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other brokers acting as principal.

For the fiscal year ended October 31, 2006, THIRD AVENUE REAL ESTATE VALUE FUND effected 78% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other brokers acting as principal.

For the fiscal year ended October 31, 2006, THIRD AVENUE INTERNATIONAL VALUE FUND effected 86% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other brokers acting as principal.

For each of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund, the average commission rates for transactions executed through M.J. Whitman LLC are lower due primarily to brokerage of short-term cash investments.


                                SHARE INFORMATION

All shares of the Funds have one vote and when duly issued will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Shares of the Funds have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. The shares of each Fund also have equal rights with respect to dividends, assets and liquidation of that Fund and are subject to any preferences, rights or privileges of any classes of shares of that Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the shares of the Funds to replace its Trustees.

                                 PURCHASE ORDERS

Each Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, a Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with such Fund's investment policies.

Certain financial intermediaries have made arrangements with the Funds so that an investor may purchase or redeem shares at the NAV per share next determined after the financial intermediary receives the share order. In other instances, the Funds have also authorized such financial intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, a Fund will be deemed to have received a purchase or redemption order when the financial intermediary or, if applicable, a financial intermediary's authorized designee, receives the share order from an investor.

                              REDEMPTION OF SHARES


The procedure for redemption of fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of net asset value ("NAV"), the right of redemption is also suspended and, unless redeeming shareholders withdraw their certificates from deposit, they will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange ("NYSE") is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.


                               REDEMPTION IN KIND

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

                         CALCULATION OF NET ASSET VALUE

As indicated in the Prospectus, the net asset value per share of each Fund's shares will be determined on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day; Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

For purposes of determining each Fund's net asset value per share, readily marketable portfolio securities traded on a market for which actual transaction prices are published daily generally are valued at the last sale price on the principal such market as of the close of the regular trading session of the NYSE on the business day as of which such value is being determined. Readily marketable securities traded on a market for which only bid and ask quotations are available generally, are valued at the mean between the last bid and ask prior to such valuation time. Any other readily marketable securities generally are valued on the basis of actual transactions or firm bid quotations. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. For securities whose principal market is closed at the time of which a Fund calculates its net asset value, the valuation may take into account subsequent market activity in other markets along with other factors. Pricing services are utilized regularly in the valuation process and spreads and other methods of assisting in valuation may also be utilized. The Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign securities with principal markets that are no longer open when a Fund calculates its NAV, and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their net asset values. This means that a Fund's NAV may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade.

Assets that are not considered to be readily marketable are valued by the Adviser at fair value, which is generally taken to be the amount for which the asset could be sold in an orderly disposition over a reasonable time period taking into account the nature of the asset, under procedures established by and under the general supervision and responsibility of the Funds' Board of Trustees. Fair valuation is inherently imprecise and becomes more so as the range and depth of market participants and information about the asset diminish. In determining fair value, The Adviser reviews various factors to determine whether to value the asset on the basis of public markets, private transactions, an analytical method or at cost. Then Adviser's methodologies and determinations of fair value are reviewed at least quarterly by the Board of Trustees.

                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Funds and their U.S. shareholders (including U.S. shareholders owning a large position in a Fund), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

For purposes of this discussion, (1) a "U.S. shareholder" means a beneficial owner of stock that, for U.S. federal income tax purposes, is (A) an individual who is a citizen or resident of the United States, (B) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, the District of Columbia or any political subdivision thereof, (C) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (D) a trust, (i) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control the substantial decisions of the trust or (ii) if a valid election to be treated as a U.S. person is in place for it, and (2) a "non-U.S. shareholder" means a beneficial owner (other than a partnership) of stock that is not a "U.S. shareholder."

Each Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, such Fund will not be subject to federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Fund's shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. A Fund is allowed, however, to carry forward any net capital loss for eight years. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund's taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income or gain it distributes to shareholders.


The Funds will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the appropriate Fund will be subject to a tax of 35% of such amount. In that event, such Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, and each U.S. shareholder of such Fund (1) will be required to include in income for tax purposes, as long-term capital gains, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by such Fund against its federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of such Fund by an amount equal to 65% of the amount of the undistributed capital gains included in such shareholder's gross income. Although distributions by the Funds will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Funds in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Funds during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, each Fund generally must distribute during the calendar year, an amount equal at least to the sum of (1) 98% of its ordinary income for such calendar year (excluding, for these purposes, certain foreign currency gains and losses and certain gains and losses derived from the ownership of passive foreign investment companies ("PFICs")), (2) 98% of its capital gains in excess of its capital losses (including certain foreign currency gains and losses and certain gains and losses derived from the ownership of PFICs) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed and upon which no tax was imposed.

If a Fund failed to qualify as a regulated investment company such Fund would be subject to tax as an ordinary corporation on its taxable income (even if such income were distributed to shareholders) and all distributions out of earnings and profits would be subject to tax as ordinary income at the shareholder level., and may constitute "qualified dividend income" eligible for the preferential 15% capital gain tax rate for individuals and certain other non-corporate taxpayers that meet certain requirements (including a minimum holding period requirement) for dividends received in taxable years beginning before 2011. In addition, such Fund may be required to recognize unrealized gains, pay tax, and make distributions (which could be subject to interest charges) before requalifying to be subject to tax as a regulated investment company.

The Funds' transactions, if any, in instruments such as foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) and stock of certain foreign companies may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds, defer Fund losses and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to U.S. shareholders. These provisions also (1) may require a Fund to mark-to-market certain types of its positions (i.e., treat them as if they were sold at the end of the Fund's fiscal year) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

The U.S. federal income tax rules governing the taxation of swaps are not entirely clear and may require the Funds to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Funds do not anticipate that their activities in this regard will affect their qualification as regulated investment companies.

If a Fund invests (directly or indirectly through a real estate investment trust ("REIT")) in residual interests in real estate mortgage investment conduits ("REMICs") or invests in a REIT that is a taxable mortgage pool or that has an interest in a taxable mortgage pool, a portion of the Fund's income may be subject to U.S. federal income tax in all events. Excess inclusion income of a Fund generated by a residual interest in a REMIC or by an interest in a taxable mortgage pool through a REIT may be allocated to shareholders of such Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a non-U.S. shareholder will not qualify for any reduction in U.S. withholding taxes under any otherwise applicable income tax treaty or other exemption. In addition, if the shareholders of the Fund include a "disqualified organization" (such as certain governments or governmental agencies and charitable remainder trusts) the Fund or a nominee may be liable for tax at the highest applicable corporate tax rate (currently 35%) on the excess inclusion income allocable to the disqualified organization and, in that case, we may reduce the amount of our distributions to any disqualified organization whose stock ownership gave rise to the tax by the amount of the tax that is attributable to such stock ownership.

Income from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may generally elect to pass eligible foreign taxes through to its shareholders, if more than 50% of such Fund's total assets at the close of its fiscal year are invested in securities of foreign issuers. If a Fund makes this election, its shareholders would generally be allowed to decide whether to deduct such taxes or claim a foreign tax credit on their individual tax returns. An individual shareholder that does not itemize deductions may not claim a deduction for such taxes, and the ability to claim foreign tax credits may be subject to limitation. If such election is not made by a Fund, any foreign taxes paid or accrued will generally represent an expense to the Fund, which will reduce its investment company taxable income.


The Funds may invest in stocks of passive foreign investment companies ("PFICs"), and consequently may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Funds to their stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of each Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to stockholders.

The Funds may be able to elect to treat a PFIC as a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph, and to include annually in income their pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Funds would be required to obtain annual information from the PFICs in which they invest, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Funds may elect to mark-to-market at the end of each taxable year all shares that they hold in a PFIC. If a Fund makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark-to-market election may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The rules for determining whether a foreign company is a PFIC, and the rules applicable to the taxation of PFICs are highly complex and involve the determination of various factual matters that may not be within our control. Accordingly, certain adverse and unintended tax consequences could arise to the Funds from investing in certain foreign companies.

The federal income tax treatment of the various high yield debt securities and other debt instruments (collectively, "Instruments" and individually, an "Instrument") which may be acquired by the Funds will depend, in part, upon the nature of those Instruments and the application of various tax rules. The Funds may derive interest income through the accrual of stated interest payments or through the application of the original issue discount rules, the market discount rules or other similar provisions. The Funds may be required to accrue original issue discount income, and in certain circumstances the Funds may be required to accrue stated interest even though no concurrent cash payments will be received. If the Funds acquire an Instrument at a discount and the terms of that Instrument are subsequently modified, the Funds could be required to recognize gain at the time of the modification even though no cash payments will have been received at that time. The market discount rules, as well as certain other provisions, may require that a portion of any gain recognized on the sale, redemption or other disposition of an Instrument be treated as ordinary income as opposed to capital gain. Also, under the market discount rules, if a Fund were to receive a partial payment on an Instrument, the Fund could be required to recognize ordinary income at the time of the partial payment even though the Instrument may ultimately be settled at an overall loss. As a result of these and other rules, the Funds may be required to recognize taxable income that they would be required to distribute even though the underlying Instruments have not made concurrent cash distributions to the Funds.


Distributions made from investment company taxable income (including distributions of any net short-term capital gains and tax-exempt interest) are taxable to U.S. shareholders as ordinary income to the extent of a Fund's earnings and profits. Distributions of net capital gain (including capital gain dividends designated as such by a Fund and credited to shareholders but retained by the Fund) will be taxable to U.S. shareholders as long-term capital gains, regardless of how long such shareholders have held their shares. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a U.S. shareholder's stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming the shares are held as capital assets).

For individual U.S. shareholders investment company taxable income, other than qualified dividend income, is currently taxed at a maximum federal rate of 35% while net capital gain and qualified dividend income generally will be taxed at a maximum federal rate of 15%. Dividends paid by a Fund, other than distributions of net capital gain, will generally constitute qualified dividend income for individual U.S. shareholders (provided certain holding period and other requirements are met) to the extent that the Fund receives qualifying dividend income from domestic corporations (generally excluding real estate investment trusts) and certain qualifying foreign corporations. For corporate U.S. shareholders, both investment company taxable income and net capital gain are taxed at a maximum federal rate of 35%. Dividends paid by a Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations (generally excluding real estate investment trusts). Distributions to corporate U.S. shareholders of net capital gain are not eligible for the dividends-received deduction. The tax treatment of distributions whether paid in cash or additional shares is the same. To the extent securities held by a Fund have appreciated when an investor purchases shares of a Fund, a future realization and distribution of such appreciation will be taxable to U.S. shareholders even though it may constitute, from an investor's standpoint, a return of capital.


A gain or loss realized upon a redemption of shares will be treated as capital gain or loss if the shares are capital assets in the U.S. shareholder's hands, and will be long-term or short-term depending upon such shareholder's holding period for the shares. Any loss realized on a redemption or sale of shares will be disallowed to the extent substantially identical shares are purchased, or received through reinvesting dividends and capital gains distributions in a Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by such shareholder with respect to such share.

The Funds will backup withhold for U.S. federal income taxes at the required rate (currently 28%) on all distributions and redemption proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate U.S. shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's Federal income tax liability.

The body of law applicable to many of the investment instruments discussed above is complex, and in certain circumstances, not well developed. Thus the Funds and their advisers may be required to interpret various provisions of the Code and Regulations and take certain positions on the Funds' tax returns, in situations where the law is somewhat uncertain.

The preceding discussion is meant to be only a general summary of the potential Federal income tax consequences of an investment in the Funds. The tax law is subject to constant revision. Legislative, judicial or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive. In addition, special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account. You should consult your tax advisers as to the federal, state, local and non-U.S. tax consequences to you of ownership of Fund shares.

                              FINANCIAL STATEMENTS

The Funds' financial statements and notes thereto appearing in their Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI. The Funds will issue unaudited semi-annual and audited annual financial statements.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

                         STANDARD & POOR'S RATINGS GROUP

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.      Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating. B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

         D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                        MOODY'S INVESTORS SERVICE, INC.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                [GRAPHIC OMITTED]


                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                            www.thirdavenuefunds.com

                               INVESTMENT ADVISER
                           Third Avenue Management LLC
                                622 Third Avenue
                               New York, NY 10017

                                   DISTRIBUTOR
                                M.J. Whitman LLC
                                622 Third Avenue
                               New York, NY 10017

                                 TRANSFER AGENT
                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                           PART C - OTHER INFORMATION

Item 23. Exhibits

      Exhibits filed pursuant to Form N-1A:

(a) Trust Instrument and Certificate of Trust are incorporated by reference to Exhibit No. (1) of Registration Statement No. 333-20891 filed on January 31, 1997.

(b) By-Laws are incorporated by reference to Exhibit No. (2) of Registration Statement No. 333-20891 filed on January 31, 1997.

(c) Reference is made to Article II of the Trust's Trust Instrument and Articles IV and V of the Trust's By-Laws.

(d) (1) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE VALUE FUND and Third Avenue Management LLC dated August 8, 2006 is filed herein as Exhibit (d)(1).

      (2) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE SMALL-CAP VALUE FUND and Third Avenue Management LLC dated August 8, 2006 is filed herein as Exhibit (d)(2).

      (3) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE REAL ESTATE VALUE FUND and Third Avenue Management LLC dated August 8, 2006 is filed herein as Exhibit (d)(3).

      (4) Investment Advisory Agreement between Third Avenue Trust on behalf of THIRD AVENUE INTERNATIONAL VALUE FUND and Third Avenue Management LLC dated August 8, 2006 is filed herein as Exhibit (d)(4).

      (5) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE VALUE FUND and M.J. Whitman LLC dated August 8, 2002 is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 17 to the Registration Statement No. 333-20891 filed February 28, 2003.

      (6) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE SMALL-CAP VALUE FUND and M.J. Whitman LLC dated August 8, 2002 is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 17 to the Registration Statement No. 333-20891 filed February 28, 2003.

      (7) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE REAL ESTATE VALUE FUND and M.J. Whitman LLC dated August 8, 2002 is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 17 to the Registration Statement No. 333-20891 filed February 28, 2003.

      (8) Distribution Agreement between Third Avenue Trust on behalf of THIRD AVENUE INTERNATIONAL VALUE FUND and M.J. Whitman LLC dated August 8, 2002 is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 17 to the Registration Statement No. 333-20891 filed February 28, 2003.

(e)         Not applicable.

(f)         Not applicable.

(g) (1) Custody Agreement between Third Avenue Trust on behalf of THIRD AVENUE SMALL-CAP VALUE FUND and Custodial Trust Company is incorporated by reference to Exhibit No. (8)(b) of Post-Effective Amendment No. 1 to the Registration Statement No. 333-20891 filed March 25, 1997.

      (2) Amendment to Custody Agreement to include THIRD AVENUE REAL ESTATE VALUE FUND is incorporated by reference to Exhibit No. (8)(b) of Post-Effective Amendment No. 5 to the Registration Statement No. 333-20891 filed September 11, 1998.

      (3) Amendment to Custody Agreement to include THIRD AVENUE VALUE FUND is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 8 to the Registration Statement No. 333-20891 filed February 26, 1999.

      (4) Amendment to Custody Agreement to include THIRD AVENUE INTERNATIONAL VALUE FUND is incorporated by reference to Exhibit (f) Post-Effective Amendment No. 14 to the Registration Statement No. 333-20891 filed on October 10, 2001.

      (5) Amendment to Custody Agreement with respect to foreign custody matters dated February 27, 2002 is incorporated by reference to Exhibit No. (g)(5) of Post-Effective Amendment No. 15 to the Registration Statement No. 333-20891 filed on February 28, 2002.

      (6) Foreign Custody Manager Agreement dated February 27, 2002 between Third Avenue Trust and Custodial Trust Company is incorporated by reference to Exhibit No. (g)(6) of Post-Effective Amendment No. 15 to the Registration Statement No. 333-20891 filed on February 28, 2002.

(h) (1) Services Agreement between Third Avenue Trust and First Data Investor Services Group, Inc. (PFPC Inc.) is incorporated by reference to Exhibit No. (1) of Post-Effective Amendment No. 9 to the Registration Statement No. 333-20891 filed December 30, 1999.

      (2) Amendment to the Services Agreement dated November 14, 2001 to include THIRD AVENUE INTERNATIONAL VALUE FUND is incorporated by reference to Exhibit (h)(1) Post-Effective Amendment No. 14 to the Registration Statement No. 333-20891 filed on October 10, 2001.

      (3) Administration Agreement between Third Avenue Trust and Third Avenue Management LLC dated August 8, 2006 is filed herein as Exhibit (h)(3).

      (4) Sub-Administration Agreement between EQSF Advisers, Inc. and First Data Investor Services Group (PFPC Inc.), Inc. is incorporated by reference to Exhibit No. (3) of Post-Effective Amendment No. 9 to the Registration Statement No. 333-20891 filed December 30, 1999. Amendment to the Sub-Administration Agreement to include THIRD AVENUE INTERNATIONAL VALUE FUND incorporated by reference to Pre-Effective Amendment No. 14 to the Registration Statement No. 333-20891 filed on October 10, 2001.

(i) Opinion and Consent of Counsel regarding the legality of the securities being issued is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 12 to the Registration Statement No. 333-20891 filed February 26, 1999.

(j) Power of Attorney dated December 22, 2004, is incorporated by reference to Exhibit No. (j) of Post-Effective Amendment No. 19 to the Registration Statement No. 333-20891 filed on February 25, 2005.

(j)(2) Consent of Independent Auditors is filed herein as Exhibit (j)(2).

(k)   Financial Data Schedule is no longer a requirement of this filing.

(l)   Not applicable.

(m)   Not applicable.

(n)   Not applicable.

(o)   Not applicable.

(p)   Code of Ethics is filed herewith as Exhibit (p).

Item 24. Persons Controlled By or Under Common Control with Registrant.

      Not Applicable.

Item 25. Indemnification.

      Reference is made to Article X of the Registrant's Trust Instrument.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and other connections of investment adviser.

      Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017 provides investment advisory services to investment companies. Reference is made to the caption "Investment Adviser" in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and "Management of the Trust" in the Statement of Additional Information constituting Part B which is incorporated by reference to the Registration Statement.

      Listed below are the principal officers and directors of Third Avenue Management LLC:

      NAME AND POSITION                                 NAME AND POSITION
      WITH THIRD AVENUE MANAGEMENT LLC                  WITH OTHER COMPANY
      --------------------------------                  ------------------
      MARTIN J. WHITMAN                                 M.J. WHITMAN MANAGEMENT, LLC
      Co-Chief Investment Officer                       Co-Portfolio Manager

                                                        MARTIN J. WHITMAN & CO., INC. (FORMERLY M.J. WHITMAN & CO, INC.)
                                                        President, CEO, and  Director

                                                        NABORS INDUSTRIES, INC.
                                                        Director

      DAVID M. BARSE                                    M.J. WHITMAN LLC
      President, Chief Executive Officer                CEO, President

                                                        M.J. WHITMAN MANAGEMENT, LLC
                                                        President and COO

                                                        COVANTA HOLDING CORPORATION
                                                        Director

                                                        AMERICAN CAPITAL ACCESS HOLDINGS, INC.
                                                        Director

      VINCENT J. DUGAN                                  M.J. WHITMAN LLC
      Treasurer, Chief Financial Officer                Treasurer CFO

      W. JAMES HALL III                                 M.J. WHITMAN LLC
      General Counsel and Secretary                     General Counsel and Secretary

                                                        M.J. WHITMAN MANAGEMENT, LLC
                                                        General Counsel and Secretary

      CURTIS R. JENSEN
      Co-Chief Investment Officer

      MICHAEL BUONO
      Controller

      JOSEPH REARDON
      Chief Compliance Officer

      In addition, Third Avenue Management LLC acts as adviser the following registered investment companies: Third Avenue Variable Series Trust. Third Avenue Management LLC also acts as sub-adviser to certain third party open-end investment companies.

Item 27. Principal underwriters.

      (a) Not Applicable.

      (b) Listed below are the principal officers and Directors of M.J. Whitman
LLC:

      NAME AND POSITION
      WITH M.J. WHITMAN  LLC - 622 THIRD AVENUE, 32ND FLOOR, NEW
      YORK 10017

      DAVID M. BARSE
      President, Chief Executive Officer

      VINCENT J. DUGAN
      Treasurer, Chief Financial Officer

      W. JAMES HALL III
      General Counsel and Secretary

      (c) Not Applicable.

Item 28. Location of accounts and records.

All records described in Section 31 (a) of the Investment Company Act of 1940, as amended and Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Trust's investment adviser, Third Avenue Management LLC, 622 Third Avenue, NY, NY 10017, except for those records maintained by the Trust's

Custodian, Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231, and the Trust's Transfer Agent, PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Item 29. Management services.

      None.

Item 30. Undertakings.

      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 21 to its Registration Statement meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 21 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of February, 2007.

                                                    THIRD AVENUE TRUST
                                                    Registrant


                                                    /s/ David M. Barse
                                                    ----------------------------
                                                    David M. Barse
                                                    Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment NO. 20 to the Registration Statement of Third Avenue Trust has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                             CAPACITY                            DATE
---------                             --------                            ----

/s/ Martin J. Whitman*                Trustee                            2/28/07
----------------------------
Martin J. Whitman

/s/ David  M. Barse*                  Trustee                            2/28/07
----------------------------
David  M. Barse

/s/ Vincent Dugan                     Chief Financial Officer            2/28/07
----------------------------
Vincent Dugan

/s/ Jack W. Aber*                     Trustee                            2/28/07
----------------------------
Jack W. Aber

/s/ William E. Chapman *              Trustee                            2/28/07
----------------------------
William E. Chapman

/s/Lucinda Franks*                    Trustee                            2/28/07
----------------------------
Lucinda Franks

/s/ Edward J. Kaier*                  Trustee                            2/28/07
----------------------------
Edward J. Kaier

/s/ Marvin Moser*                     Trustee                            2/28/07
----------------------------
Marvin Moser

/s/ Eric Rakowski*                    Trustee                            2/28/07
----------------------------
Eric Rakowski

/s/ Martin Shubik*                    Trustee                            2/28/07
----------------------------
Martin Shubik

/s/ Charles C. Walden*                Trustee                            2/28/07
----------------------------
Charles C. Walden

*By David M. Barse, Vincent Dugan and W.James Hall, pursuant to Power of Attorney filed herewith.

                                  EXHIBIT INDEX

Exhibit      Description

99.(d)(1)    Third Avenue Value Fund Investment Advisory Agreement

99.(d)(2)    Third Avenue Small-Cap Value Fund Investment Advisory Agreement

99.(d)(3)    Third Avenue Real Estate Value Fund Investment Advisory Agreement

99.(d)(4)    Third Avenue International Value Fund Investment Advisory Agreement

99.(h)(3)    Third Avenue Trust Administration Agreement

99.(j)(1)    Consent of Independent Auditors

99.(p)       Amended Code of Ethics